UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐

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BANKUNITED, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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14817 Oak Lane
Miami Lakes, FL 33016

Notice of 2022 Annual Meeting of Shareholders and Proxy Statement

14817 Oak Lane
Miami Lakes, FL 33016

April 8, 2022
Dear Fellow Shareholders:
While the last two years have brought unprecedented challenges, as we turn the corner from 2021 to 2022, we are optimistic. The worst of the COVID-19 crisis appears to be behind us; vaccines have become widely available and the economy has entered a period of strong recovery. I am proud of how our employees have risen to the challenges we have faced over the past two years, continuing to excel at serving our customers and creating value for our shareholders. Looking forward, we are focused on creating a fulfilling work experience for our employees as we define a "new normal" world of work, with most of our team members returning to a hybrid arrangement. We are excited about returning to a strategy of growth, working with our customers to meet their financial goals and needs in this evolving environment.
We cordially invite you to join us at the 2022 Virtual Annual Meeting of Shareholders of BankUnited, Inc. which will be held on Wednesday, May 18, 2022 at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting as well as vote and submit questions during the meeting by visiting: www.virtualshareholdermeeting.com/BKU2022. Information on how to participate in this year's Annual Meeting can be found on page 69.
As described in more detail in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the purpose of the meeting is:
1.To elect nine directors identified in the attached Proxy Statement to the Board of Directors to serve until the next annual meeting of shareholders and until that person's successor is duly elected and qualified, or until that person's earlier, death, resignation or removal;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022;
3.To hold an advisory vote to approve the compensation of our named executive officers; and
to transact any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Only holders of common stock registered on the Company’s books as owners of shares at the close of business on March 21, 2022, are entitled to vote at the Annual Meeting. You will be required to enter your control number found on your proxy card or notice to enter the meeting.
Your vote is important. At the meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement. Whether or not you plan to attend the virtual meeting, we urge you to vote and submit your proxy so that as many shares as possible may be represented at the meeting. Your proxy is revocable and will not affect your right to vote at the virtual meeting if you choose to attend.
Thank you for your continued support and investment in BankUnited, Inc.

Sincerely,

Rajinder P. Singh Chairman, President and Chief Executive Officer

14817 Oak Lane
Miami Lakes, FL 33016
NOTICE OF 2022 VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Time and Date	10:00 a.m., Eastern Time, on May 18, 2022

Virtual Meeting Details
Shareholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. Shareholders may participate by logging in at: www.virtualshareholdermeeting.com/BKU2022. Please see the instructions on page 69 of the Proxy Statement.

Items of Business	Proposal No. 1: To elect nine directors identified in the attached Proxy Statement to the Board of Directors to serve until the next annual meeting of shareholders and until that person's successor is duly elected and qualified, or until that person's earlier death, resignation or removal.

Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

Proposal No. 3: To hold an advisory vote to approve the compensation of our named executive officers.

To transact any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date	You are entitled to vote at the Annual Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on March 21, 2022 (the "Record Date"). On the Record Date, BankUnited, Inc. had 84,674,997 shares of common stock issued and outstanding.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the attached Proxy Statement and submit your proxy or voting instructions as soon as possible. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or internet voting, if available. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 18, 2022. BankUnited, Inc.'s Proxy Statement and 2021 Annual Report to Shareholders are available at:
https://ir.bankunited.com.

By Order of the Board of Directors,

April 8, 2022	Susan Wright Greenfield
Miami, Florida	Corporate Secretary

i
BankUnited, Inc. 2022 Proxy Statement

ii
BankUnited, Inc. 2022 Proxy Statement

14817 Oak Lane
Miami Lakes, FL 33016
PROXY STATEMENT
    The Board of Directors (the "Board of Directors" or "Board") of BankUnited, Inc. (the "Company," "we," "us" or "our") is soliciting your proxy to vote at the 2022 Virtual Annual Meeting of Shareholders to be held on Wednesday, May 18, 2022, at 10:00 a.m., Eastern Time, and at any adjournment or postponement of that meeting (the "Annual Meeting"). The Annual Meeting will be a virtual meeting and shareholders are invited to attend by logging into: www.virtualshareholdermeeting.com/BKU2022. This Proxy Statement and the accompanying proxy card, the Notice of Annual Meeting of Shareholders and the 2021 Annual Report to Shareholders (the "Annual Report") were first mailed on or about April 8 2022, to shareholders of record as of March 21, 2022 (the "Record Date").
Questions and answers about the proxy materials and this year's Virtual Annual Meeting can be found starting on page 67.
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BankUnited, Inc. 2022 Proxy Statement

PROPOSALS TO BE VOTED ON BY BANKUNITED, INC. SHAREHOLDERS
PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors Elected Annually
Our Board of Directors is currently comprised of nine members. The size of the Board of Directors may be fixed from time to time exclusively by our Board of Directors as provided in our Certificate of Incorporation. BankUnited, Inc.'s directors are elected each year by the shareholders at the Company's annual meeting of shareholders. We do not have a staggered or classified board.
Nine director nominees are standing for election at this year's Annual Meeting. All nominees currently serve as directors on our Board of Directors. Each elected director's term will last until the 2023 annual meeting of shareholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.
Directors of BankUnited, Inc. have historically also served as directors of its wholly-owned subsidiary BankUnited, N.A. (the "Bank").
Each director will be elected by a majority of the votes cast, either in person or by properly authorized proxy, in the election of directors at the Annual Meeting.
Under our Amended and Restated By-Laws, at any meeting of the shareholders at which directors are to be elected and a quorum is present, each director nominee receiving a majority of the votes cast at the meeting will be elected as a director. A majority of votes cast means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election.
If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, then the director will be required under our Amended and Restated By-Laws to promptly tender his or her resignation as a director. Our Nominating and Corporate Governance Committee would then make a recommendation to the full Board as to whether to accept or reject the resignation.
If the resignation is not accepted by the Board, then the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier death, resignation or removal.
If the director’s resignation is accepted by the Board, then the Board may fill the vacancy.
However, if the number of nominees exceeds the number of positions available for the election of directors, then the directors will be elected by the vote of a plurality of the votes cast at any meeting of the shareholders at which directors are to be elected and a quorum is present.

Board Nominations
Board candidates are selected based on various criteria including their character and reputation, relevant business experience and acumen and relevant educational background. We value diversity of background, perspective, viewpoint and experience, including gender and ethnicity, among our Board members. The Nominating and Corporate Governance Committee and Board of Directors review these factors in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors and applicable committee meetings and the Company's annual meetings of shareholders.

BankUnited, Inc. 2022 Proxy Statement

Information Regarding the Nominees for Election to the Board of Directors

Key Statistics about our Director Nominees

(1) By nationality/ethnicity.
Qualifications
In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee takes into consideration the Company's Corporate Governance Guidelines and all other factors deemed appropriate by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee's determination is made based primarily on the following criteria: (i) a candidate's special skills, expertise and background that would enhance or complement the mix of the existing directors, (ii) a candidate's reputation and prominence in his or her business, professional activities or community, including a well-known reputation for addressing important issues that the Company may face, (iii) a candidate's commitment to high ethical business standards and integrity, (iv) a candidate's time commitment and willingness to fully participate in the Board's affairs and perform his or her duties to the highest standards and (v) a candidate's contribution to the diversity of background, viewpoint, perspective and experience of the Board as a whole. For more information about the nominating process, see "Board of Directors and Corporate Governance—Director Nominating Process and Diversity."

Director/Age	Professional Experience	Board Tenure	Independent
Rajinder P. Singh, 51 Chairman, President and CEO	Banking	2013	No
Tere Blanca, 61	Commercial Real Estate	2013	Yes
John N. DiGiacomo, 60	Banking/Accounting	2018	Yes
Michael J. Dowling, 73	Healthcare	2013	Yes
Douglas J. Pauls, 63	Banking/Accounting	2014	Yes
A. Gail Prudenti, 68	Legal	2015	Yes
William S. Rubenstein, 66	Legal	2017	Yes
Sanjiv Sobti, Ph.D., 60	Finance & Capital Markets	2014	Yes
Lynne Wines, 67	Banking	2015	Yes

BankUnited, Inc. 2022 Proxy Statement

Biographical Information
Set forth below is biographical information concerning each nominee who is standing for election at the Annual Meeting. We further provide each nominee's specific experience, qualifications, attributes and skills that the Nominating and Corporate Governance Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board comprised of its nominees constitutes a board with a reputation for integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The ages of the nominees are as of the date of the Annual Meeting.

RAJINDER P. SINGH	CHAIRMAN, PRESIDENT and CHIEF EXECUTIVE OFFICER

     Mr. Singh is our Chairman, President and Chief Executive Officer and one of the founding organizers of our Company. Mr. Singh was appointed Chairman of the Board of Directors of BankUnited, Inc. in January 2019 and President and Chief Executive Officer in January 2017. Mr. Singh served as our Chief Operating Officer from October 2010 up until his promotion in 2017. An industry veteran of 25 years, Mr. Singh has held several executive leadership positions prior to BankUnited including for Invesco’s WL Ross & Co., Capital One Financial Corp, North Fork Bancorporation and FleetBoston Financial Corporation. Mr. Singh serves on the Federal Reserve's Board of Governors' Federal Advisory Council, representing the Atlanta Region. Mr. Singh earned his M.B.A. from Carnegie Mellon University in Pittsburgh and his B.S. in chemical engineering from the Indian Institute of Technology in New Delhi.

Board Qualifications:

•Banking and leadership experience and his understanding of regulatory and corporate governance matters.

Age: •51
Director Since: •July 2013
Committee Membership: •None
Professional Experience: •Banking

BankUnited, Inc. 2022 Proxy Statement

TERE BLANCA

     Ms. Blanca is the founder, Chairman and Chief Executive Officer of Blanca Commercial Real Estate, Inc., an independently owned commercial real estate services firm in Florida. Ms. Blanca has more than 25 years of experience in the South Florida real estate sector. Prior to launching Blanca Commercial Real Estate in March 2009, she served as Senior Managing Director for Cushman & Wakefield of Florida, Inc., where she led the firm's South Florida operations. Ms. Blanca also held the position of Senior Vice President at Codina Realty Services, Inc. ONCOR International. Ms. Blanca is a past member of the Board of Directors of The Miami Foundation, member of the Board of Governors of the Greater Miami Chamber of Commerce, past chair of the Board of Directors of City Year Miami, and past chair of Miami-Dade County's official economic development agency, The Beacon Council. She also is a member of Young Presidents' Organization (YPO) Gold Miami-Ft Lauderdale Chapter, an Associate member of the YPO Miami Chapter, a member of the Women Corporate Directors (WCD) and a member of the University of Miami's School of Business Real Estate Advisory Council. Ms. Blanca has earned several honors, including “Top 100 Power Leaders”, “Ultimate CEO” and “Most Influential Business Women” by the South Florida Business Journal, and “Power Leader of the Year” and “Office Broker of the Year” by the Greater Miami Chamber of Commerce, “Philanthropist of the Year” by City Year Miami, “Community Leader” by the Hispanic Chamber of Commerce, “Top 25 Women in Real Estate” by Commercial Property Executive, “Women of Influence: Legends” and “Women of Influence” by Real Estate Forum, “Top Dealmakers of the Year” by the Daily Business Review, and Camacol's “Successful Hispanic Women of the Year.” Ms. Blanca earned a B.B.A with a concentration in international marketing and finance and an M.B.A. from the University of Miami.

Board Qualifications:

•Leadership and management experience, knowledge of commercial real estate markets and relationships in the business community.

Age: •61
Director Since: •September 2013
Committee Membership: •Compensation Committee Member
Professional Experience: •Commercial Real Estate

JOHN N. DIGIACOMO

     Mr. DiGiacomo joined our Board in August 2018 and has over 25 years of experience in the financial services industry. From 1994 to 2007, he served as Chief Financial Officer of North Fork Bank until the company’s merger with Capital One Financial Corporation. From 1990 to 1994, Mr. DiGiacomo served as Senior Vice President, Corporate Controller of North Fork Bank, and Vice President of Financial Planning, North Fork Bancorporation, Inc. from 1988 to 1990. Mr. DiGiacomo served as Vice President, Director of Finance of Long Island Mortgage from 1986 to 1988. Mr. DiGiacomo began his career at KPMG LLP. Mr. DiGiacomo graduated magna cum laude with a bachelor’s degree in accounting from St. John’s University in Queens, New York.

Board Qualifications:

•Banking experience and deep understanding of financial statements, regulation, compliance and corporate governance.

Age: •60
Director Since: •August 2018
Committee Membership: •Audit Committee Member
Professional Experience: •Banking and Accounting

BankUnited, Inc. 2022 Proxy Statement

MICHAEL J. DOWLING

     Mr. Dowling is the President and Chief Executive Officer of Northwell Health, a clinical, academic and research enterprise with a workforce of more than 75,000 and annual revenue of $14 billion. Northwell is the largest health care provider and private employer in New York State, caring for more than two million people annually through a vast network of 830 outpatient facilities, including 220 primary care practices, 52 urgent care centers, home care, rehabilitation and end-of-life programs, and 23 hospitals. Prior to becoming President and CEO in 2002, Mr. Dowling was the health system's Executive Vice President and Chief Operating Officer. Before joining Northwell in 1995, he was a Senior Vice President at Empire Blue Cross/Blue Shield. Mr. Dowling served in New York State government for 12 years, including seven years as State Director of Health, Education and Human Services and Deputy Secretary to the Governor. He was also Commissioner of the New York State Department of Social Services. Before his public service career, Mr. Dowling was a professor of Social Policy and Assistant Dean at the Fordham University Graduate School of Social Services and Director of the Fordham Campus in Westchester County. Mr. Dowling is past chair of the Healthcare Institute and the current chair of the Institute for Healthcare Improvement (IHI). He is a member of the Institute of Medicine of the National Academies of Sciences and the North American Board of the Smurfit School of Business at University College, Dublin, Ireland. He also serves as a board member of the Long Island Association. He is past chair and a current board member of the National Center for Healthcare Leadership (NCHL), the Greater New York Hospital Association (GNYHA), the Healthcare Association of New York State (HANYS) and the League of Voluntary Hospitals of New York. Mr. Dowling was an instructor at the Center for Continuing Professional Education at the Harvard School of Public Health. Mr. Dowling grew up in Limerick, Ireland. He earned his undergraduate degree from University College Cork (UCC), Ireland, and his master’s degree from Fordham University. He also has honorary doctorates from Queen's University Belfast, University College Dublin, Hofstra University, Dowling College and Fordham University.

Board Qualifications:

•Extensive leadership and management experience as well as his relationships within the business, political and charitable communities.

Age: •73
Director Since: •May 2013
Committee Membership: •Compensation Committee Chair
Professional Experience: •Healthcare

BankUnited, Inc. 2022 Proxy Statement

DOUGLAS J. PAULS	LEAD INDEPENDENT DIRECTOR

     Mr. Pauls served as our Chief Financial Officer from September 2009 to February 2013. From March 2013 to December 2013, Mr. Pauls served as a senior advisor to the Company. In December 2013, Mr. Pauls joined the Board of Directors of Essent Group Ltd. (NYSE: ESNT), and serves as Chairman of the Audit Committee and member of the Compensation Committee and the Technology, Innovation and Operations Committee. In September 2020, Mr. Pauls joined the Board of Directors of North Mountain Merger Corp. (NASDAQ: NMMC), and serves as a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. In February 2021, Mr. Pauls joined the Board of Directors of The Global Atlantic Financial Group LLC. From June 2019 to January 2021, Mr. Pauls served on the Board of South Mountain Merger Corp. (NASDAQ: SMMCU) and as a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Between March 2009 and August 2009, Mr. Pauls was self-employed as a consultant. From April 2008 until February 2009, Mr. Pauls served as Executive Vice President of Finance for TD Bank, NA following TD Bank's acquisition of Commerce Bancorp, Inc. in March 2008. Mr. Pauls served as Chief Financial Officer of Commerce Bancorp from March 2002 until the acquisition by TD Bank in March 2008. Mr. Pauls was a member of the three person Office of the Chairman, responsible for overall management, policy making and strategic direction of Commerce Bancorp. From October 1995 to March 2002, Mr. Pauls served as the Chief Accounting Officer of Commerce Bancorp, its Senior Vice President from January 1999 to April 2006 and its Executive Vice President from April 2006 to April 2008. Earlier in his career, Mr. Pauls was a Senior Manager in the Audit Department of Ernst & Young in Philadelphia and Pittsburgh, Pennsylvania. Mr. Pauls received a B.A. in Economics magna cum laude from Dickinson College. Mr. Pauls currently serves on the Board of Trustees of Dickinson College.

Board Qualifications:

•Extensive banking experience, including his previous service as our Chief Financial Officer, and his deep understanding of financial statements, regulation, compliance and corporate governance.

Age: •63
Director Since: •May 2014
Committee Membership: •Risk Committee Chair •Nominating and Corporate Governance Committee Member
Professional Experience: •Banking and Accounting
Current Other U.S. Listed Company Boards: •Essent Group Ltd. •North Mountain Merger Corp.

BankUnited, Inc. 2022 Proxy Statement

A. GAIL PRUDENTI

     Judge Prudenti is the Dean at the Maurice A. Deane School of Law at Hofstra University and Executive Director of the Center for Children, Families and the Law at Hofstra. From December 2011 to July 2015, Judge Prudenti served as the Chief Administrative Judge of the Courts of New York State, where she supervised the administration and operation of the statewide court system. From 2002 until December 2011, Judge Prudenti served as the Presiding Justice of the Appellate Division for the Second Judicial Department in New York State. Judge Prudenti served as Associate Justice, Appellate Division for the Second Judicial Department from 2001 to 2002, and as Administrative Judge for the Tenth Judicial District (Suffolk County) from 1999 to 2001. Prior to her appointment as Administrative Judge, Judge Prudenti served as Surrogate of Suffolk County from 1995 to 2000. Judge Prudenti’s judicial career began in 1991 when she was elected to the New York State Supreme Court, where she served until 1995. In 1996, during her tenure as Surrogate, Judge Prudenti was also designated as an Acting Supreme Court Justice and received the additional responsibilities of presiding over a dedicated Guardianship Part. After six years as the Surrogate, Judge Prudenti was reelected to the Supreme Court bench. Judge Prudenti earned her law degree from the University of Aberdeen, in Scotland, which also awarded her an honorary Doctorate of Laws in 2004 and an honorary appointment as Professor in the School of Law. Judge Prudenti earned a Bachelor of Arts with honors from Marymount College of Fordham University and an Honorary Doctorate from Hofstra University in 2016. She is a member of the Advisory Panel of Judges of the New York State Lawyer Assistance Trust Program, a member of the Council of Chief Judges of the National Center for State Courts, a former chairperson of the Office of Court Administration’s Mental Health Curriculum Committee for Trial Judges, co-chair of the Chief Judge’s Task Force on Delay in the Courts, a member of the Chief Judge’s Commission on Public Access to Court Records, a former member of the Chief Administrative Judge’s Judicial Legislative Group and a member of the NYS Office of Court Administration’s Gender Bias and Anti-Discrimination Panel. In addition, the judge is a member of the Judicial Section of the American Bar Association, the former Presiding Member of the Judicial Section of the New York State Bar Association, a member of the New York State Trial Lawyers Association and the New York State Women’s Bar Association, a former co-chair of the Surrogate’s Court Committee of the Suffolk County Bar Association, a member of the Suffolk County Women’s Bar Association, and a member of the Board of Directors of the Suffolk County Columbian Lawyers Association.

Board Qualifications:

•Extensive legal experience as well as her leadership and relationships in the political and charitable communities.

Age: •68
Director Since: •August 2015
Committee Membership: •Nominating and Corporate Governance Member •Compensation Committee Member
Professional Experience: •Legal

BankUnited, Inc. 2022 Proxy Statement

WILLIAM S. RUBENSTEIN

     Mr. Rubenstein is a retired partner of the New York law firm of Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Rubenstein was with the firm from September 1981 through December 2014, and was made a partner in April 1989. Mr. Rubenstein served as co-head of the firm's Financial Institution Group preceding his retirement. For more than ten years preceding his retirement from Skadden, Mr. Rubenstein served as a trustee of the Firm's pension plan and a member of the Firm's retirement committee, overseeing the investment of the Firm's pension and retirement plan assets. From 2003 to 2013, Mr. Rubenstein served as a trustee of the Stella and Charles Guttman Foundation, a New York not-for-profit established in 1959 dedicated to supporting programs to improve the educational opportunities and the delivery of health and other services for people in low income neighborhoods.

Board Qualifications:

•More than 33 years of experience representing financial institutions and their boards of directors in a wide range of corporate transactions involving negotiated and contested mergers and acquisitions, the structuring and issuance of complex securities, and governance and regulatory matters.

Age: •66
Director Since: •August 2017
Committee Membership: •Risk Committee Member
Professional Experience: •Legal

BankUnited, Inc. 2022 Proxy Statement

SANJIV SOBTI, Ph.D.

     Dr. Sobti has served at several preeminent Wall Street firms during a career spanning more than 35 years. Since 2007, Dr. Sobti has had an independent consulting business including having served as a senior advisor to Credit Suisse from 2008 to 2022. He currently serves as a Venture Partner for Altai Ventures Fund II, a FinTech Venture Capital fund as well as on the Board of Advisors of Vesttoo, a private company which enhances risk transfer and liquidity in the Life and P&C insurance markets based on proprietary AI-based technology. In 2006, he co-founded FIRE Capital Fund Management Mauritius Private Limited, the manager for a private equity fund, and served as the Chairman of its Board of Directors until 2011. From 2001 through 2008, Dr. Sobti was a Senior Managing Director of Bear, Stearns & Co. Inc. where he was appointed to the President's Advisory Council and Fairness Opinion Committee. From 1999 to 2001, Dr. Sobti was a Managing Director at J.P. Morgan & Co. where he was recruited as head of Mergers and Acquisitions for Financial Institutions. Previously Dr. Sobti was with Lehman Brothers Inc. from 1989 to 1999 culminating in his serving as Managing Director and co-head of Mergers and Acquisitions for Financial Institutions. Earlier Dr. Sobti worked at Goldman, Sachs & Co. from 1986 through 1989. Dr. Sobti is co-Chair of the International Advisory Board of the University of Pennsylvania's Center for the Advanced Study of India. Dr. Sobti holds a B.A. from St. Stephen's College, University of Delhi, and an M.B.A. and Ph.D. in Finance from The Wharton School, University of Pennsylvania.

Board Qualifications:

•Dr. Sobti's qualifications to serve on our Board include over 35 years of experience in serving as a corporate finance and mergers specialist advising the financial services industry, expertise in valuation analyses and capital markets transactions, experience in analyzing and evaluating various financial services businesses, and knowledge of complex financial instruments including asset-backed securities and derivatives.

Age: •60
Director Since: •May 2014
Committee Membership: •Audit Committee Chair •Risk Committee Member
Professional Experience: •Finance and Capital Markets

BankUnited, Inc. 2022 Proxy Statement

LYNNE WINES

      Ms. Wines brings extensive banking experience to our Board. From July 2011 to May 2014, Ms. Wines served as President and Chief Executive Officer of First Southern Bank of Boca Raton, Fla. and was responsible for all aspects of market and operations before its acquisition by Centerstate Bank in 2014. From January 2008 to June 2010, she served as President and Chief Operating Officer of CNL Bank, a $1.6 billion independent statewide commercial bank. Ms. Wines served as President & Chief Executive Officer of Commercial Banking South Florida for Colonial Bank, N.A. from 2005 until 2007 following Colonial Bank’s acquisition of Union Bank of Florida. Ms. Wines served as President and Chief Executive Officer of Union Bank of Florida from May 1999 until the acquisition by Colonial Bank, N.A. in February 2005. From January 1986 to May 1999, Ms. Wines served as the Controller of Union Bank of Florida, its Senior Vice President and Chief Financial Officer and its Executive Vice President and Chief Operating Officer. Wines’ professional affiliations include a four-year term on the board of directors of the Florida Bankers Association, a member of Leadership Florida, International Women's Forum, Women's Corporate Directors, and past member of Broward Workshop. From August 2018 to March 2020, Ms. Wines served as Senior Director, Broward Business Council on Homelessness. Ms. Wines has been a guest lecturer at Florida Atlantic University, Lynn University, and Nova Southeastern University's MBA programs. Civic involvement includes Commissioner of the Housing Authority of the City of Fort Lauderdale, Chairperson of United Way of Broward County, Chair of 211-Broward, Board Member, Broward County Continuum Care, as well as leadership roles in several other non-profit organizations. Ms. Wines received a Bachelor of Science from Nova Southeastern University and a Master's in Public Administration, Public Service Leadership from New York University. Ms. Wines completed the Advanced Leadership Initiative Fellowship at Harvard University in December 2016.

Board Qualifications:

•Extensive banking experience and her deep understanding of financial statements, regulation and compliance.

Age: •67
Director Since: •August 2015
Committee Membership: •Nominating and Corporate Governance Committee Chair •Audit Committee Member
Professional Experience: •Banking

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NINE NOMINEES TO THE BOARD OF DIRECTORS.

BankUnited, Inc. 2022 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Role of Board of Directors
The Company's business and affairs are managed under the direction of the Board of Directors, which is the Company's ultimate decision-making body, except with respect to those matters reserved to the Company's shareholders. The Board of Directors' mission is to maximize long-term shareholder value. The Board of Directors establishes the Company's overall corporate policies, evaluates the Company's Chief Executive Officer ("CEO") and the senior leadership team and acts as an advisor and counselor to senior management. The Board of Directors also oversees the Company's business strategy, planning and risk management framework, as well as the performance of management in executing the Company's business strategy, assessing and managing risks and managing the Company's day-to-day operations.

Director Independence
Under the NYSE listing standards, in order to consider a director independent, the Board of Directors must affirmatively determine that he or she has no material relationship with the Company. The standards specify the criteria for determining whether directors are independent and contain guidelines for directors and their immediate family members with respect to employment or affiliation with the Company or its independent registered public accounting firm. The Board of Directors also has adopted independence standards to assist it in making independence determinations. The Company's Director Independence Standards contain the formal director qualification and independence standards adopted by the Board of Directors, and are available as part of the Company's Corporate Governance Guidelines on the Company's website at https://ir.bankunited.com.
The Board of Directors determines annually whether a director is independent at the time the Board of Directors approves director nominations for inclusion in the Company's proxy statement and when a director joins the Board of Directors between annual meetings. Although the determination of whether a director is independent relies on the Board's subjective assessment of all of the relevant facts and circumstances, the Company's Director Independence Standards provide that a director will not qualify as independent if:
within the last three years, (i) the director has been an employee of the Company or an immediate family member of the director has been an executive officer of the Company; (ii) the director or an immediate family member of the director has received, during any twelve-month period, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service) and compensation received by a family member for service as a non-executive employee of the Company; (iii) the director or an immediate family member of the director was a partner or employee of the Company's independent registered public accounting firm and personally worked on the Company's audit within that time; or (iv) the director or an immediate family member of the director has been employed as an executive officer of a company in which a present executive officer of the Company at the same time served on the compensation committee of that company's board of directors;
the director is a current partner or employee of the Company's independent registered public accounting firm or an immediate family member of the director is a current partner of such firm or a current employee of such firm who personally works on the Company's audit; or
the director or an immediate family member of the director is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such company's consolidated gross revenue.

BankUnited, Inc. 2022 Proxy Statement

The Board undertook its annual review of director independence in April 2022. As a result of this review, the Board affirmatively determined that all of the directors and nominees are independent of the Company and its management under the corporate governance standards of the NYSE, with the exception of Rajinder P. Singh. Mr. Singh is our Chairman, President and Chief Executive Officer. In making the determination that Mr. Rubenstein is independent of the Company and its management, the Board of Directors considered that Mr. Rubenstein is a retired partner of the law firm Skadden, Arps, Slate, Meagher and Flom, LLP, which was former general counsel of the Company, and currently provides and may in the future provide certain legal services to us and our affiliates, for which it received, or may receive, customary compensation, fees and expense reimbursement. Mr. Rubenstein retired from the firm in 2014.

Board and Board Committee Performance Evaluations
Each year, the Nominating and Corporate Governance Committee leads the Board through self-evaluation. Through this evaluation process, the directors assess performance, identify areas for improvement and provide feedback.
Board Annual Self-Evaluation:
•Each director completes an open-ended questionnaire with key topics such as board composition and culture; information and resources; effectiveness and oversight;
•Responses are reviewed by the Chair of the Nominating and Corporate Governance Committee;
•The Chair of the Nominating and Corporate Governance Committee leads a discussion of the results with the full Board at the next Board meeting;
•As a result of director feedback, management has updated content and formats of some materials provided to the Board.
Committee Annual Self-Evaluations:
•Each director completes an open-ended questionnaire for each committee on which he or she serves with key topics such as Committee Charter, structure, composition and effectiveness;
•Responses are reviewed by each Committee Chair;
•Committee Chair leads a discussion of the results with the full Board at the next Board meeting.

Director Education
Our Board believes that director education is essential to the ability of our directors to provide oversight and fulfill their roles. The Nominating and Corporate Governance Committee provides directors with information regarding external director development and training programs and encourages director participation in such programs. Continuing director education is provided during Board meetings by both internal and external subject matter experts and our directors also attend conferences and round tables hosted by our primary banking regulators. Some of the topics on which our Board receives regular education include regulatory compliance, BSA/AML and cybersecurity.

BankUnited, Inc. 2022 Proxy Statement

Board of Directors Meetings and Attendance
In 2021, the Board of Directors held eight meetings and acted by written consent three times. Each director attended 75% or more of the meetings of the Board of Directors and Board committees on which they served during 2021. Directors are expected to attend all meetings of shareholders. All directors attended the 2021 annual meeting.
Number of Board and Board Committee Meetings in 2021

Compensation Committee
7
Board Meetings
8
Risk Committee
4
40
MEETINGS
5
Nominating & Corp. Goverance Committee
16
Audit Committee

Committees of the Board of Directors
The Board has established four committees to facilitate its oversight responsibilities; an Audit Committee, a Risk Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. A description of each Board committee is set forth below.
Each committee operates under a written charter. Copies of the charters of the Audit Committee, Risk Committee, Compensation Committee and Nominating and Corporate Governance Committee are available on our website at https://ir.bankunited.com and may also be obtained upon request without charge by writing to the Corporate Secretary, BankUnited, Inc., 14817 Oak Lane, Miami Lakes, FL 33016.

Audit Committee	16 meetings held in 2021
The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee meets at least four times annually and privately meets in executive session at such times as the Committee may determine, and meets with management, the chief internal auditor, the independent auditors, and the regulatory examiners as appropriate.

BankUnited, Inc. 2022 Proxy Statement

Committee Members:	Key Responsibilities:
Sanjiv Sobti, Ph.D. (Chair) John N. DiGiacomo Lynne Wines
•Oversees the integrity of the Company's financial statements and the financial reporting process, including the system of disclosure controls.
•Oversees the appointment, qualifications, performance, compensation and independence of the Independent Registered Public Accounting Firm.
•Oversees the performance of the Company's internal audit function.
•Oversees the Company's compliance with applicable legal and regulatory requirements related to financial matters.
•Reviews the audit plans and findings of our independent registered public accounting firm and our internal audit team.
•Reviews our financial risk and control procedures, compliance programs and significant tax matters.

Independence/Qualifications/Requirements:

•Our Board of Directors has determined that each member of the Audit Committee is independent and financially literate in accordance with NYSE listing standards and qualify as "audit committee financial experts" as defined by the Securities and Exchange Commission (the "SEC").
•All of the Audit Committee members meet the independence and experience requirements of the NYSE and the SEC.

Risk Committee	4 meetings held in 2021
The Risk Committee meets at least four times annually and privately meets in executive session at such times as the Committee may determine with our Chief Risk Officer.

Committee Members:	Key Responsibilities:
Douglas J. Pauls (Chair) William S. Rubenstein Sanjiv Sobti, Ph.D.
•Approves the Enterprise Risk Framework and the Company's Risk Appetite Statement.
•Oversees risk assessment, monitoring, and management of aggregate credit, interest rate, liquidity, price, operational, compliance/legal, BSA/AML, strategic, and reputation risk, including the adequacy of capital to absorb such risks.

Independence/Qualifications/Requirements:

•All of the Risk Committee members meet the independence requirements of the NYSE and the SEC.
•All Risk Committee members also meet the risk expertise requirements for directors of a risk committee by the Board of Governors of the Federal Reserve System.

BankUnited, Inc. 2022 Proxy Statement

Compensation Committee	7 meetings held in 2021
The Compensation Committee meets at least four times annually.

Committee Members:	Key Responsibilities:
Michael J. Dowling (Chair) Tere Blanca A. Gail Prudenti
•Oversees establishing, maintaining, and administering our compensation programs and employee benefit plans, including the BankUnited, Inc. equity incentive plans.
•Determines and approves compensation and corporate goals and objectives relevant to the incentive awards of our CEO and other named executive officers; further evaluates the performance of these officers.
•Evaluates and discusses with executive management our incentive-based compensation plans.
•Makes recommendations to the Board for approval of the non-employee director compensation program.

Independence/Qualifications/Requirements:
•All of the Compensation Committee members meet the independence standards of the NYSE, including the NYSE's independence requirements specific to the members of compensation committees.

Nominating and Corporate Governance Committee	5 meetings held in 2021
The Nominating and Corporate Governance Committee meets at least four times annually.

Committee Members:	Key Responsibilities:
Lynne Wines (Chair) Douglas J. Pauls A. Gail Prudenti
•Makes recommendations to the Board regarding candidates for directorships and the size and composition of our Board of Directors and committees.
•Oversees and reviews the annual Board and board committee self-assessments.
•Reviews appropriate retirement age and tenure limitations as well as memberships on other boards and board education and training.
•Oversees CEO succession planning and working with the CEO, further reviews the Company's management succession plans.
•Oversees our corporate governance guidelines and reports and makes recommendation to our Board on responsibilities related to corporate governance matters. provides Board oversight of Environmental, Social and Governance (ESG) matters.

Independence/Qualifications/Requirements:
•All of the Nominating and Corporate Governance Committee members meet the independence standards of the NYSE.

Compensation Committee Interlocks and Insider Participation
In 2021, our Compensation Committee consisted of Mr. Dowling (Chairman), Ms. Blanca and Judge Prudenti. None of them had at any time in the last fiscal year been one of our officers or employees, and none has had any relationships with our company of the type that is required to be disclosed under Item 404 of Regulation S-K.

BankUnited, Inc. 2022 Proxy Statement

None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Governance Documents
The Company's Risk Appetite Statement, which is reviewed and approved by the Risk Committee, sets forth guidelines for the aggregate levels of acceptable risk across multiple dimensions and forms the basis of the Company's enterprise risk management framework. It further defines the boundaries for the type and amount of risk that may be undertaken by the Company in pursuing business objectives and initiatives.
    The Company's Risk Management Framework establishes enterprise-wide governance and risk management requirements for monitoring nine categories of risk: strategic risk, credit risk, interest rate risk, liquidity risk, operational risk, compliance risk, BSA/AML risk, reputation risk and price risk.

Risk Management and Oversight
    Our Board of Directors oversees our risk management framework, including the company-wide approach to risk management, carried out by our management. Our full Board of Directors determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. While our full Board of Directors maintains the ultimate oversight responsibility for risk management, its committees oversee risk in certain specified areas.
In particular, the Risk Committee plays a key role in the Board of Directors' exercise of its risk oversight function. The Risk Committee assists the Board in overseeing the Company's enterprise-wide risk management framework, including the risk appetite statement, risk tolerances and limits, and risk management infrastructure. The Risk Committee oversees the risk assessment process to assist the Board and management in identifying emerging risks that could potentially impact the Company's strategic objectives and business plan and provides oversight of certain elements of ESG related risk. The Risk Committee reviews regular reporting related to credit, interest rate, liquidity, operational, BSA/AML and compliance risk.
The Audit Committee also has a significant role in the Board of Directors' exercise of its risk oversight responsibilities. The Audit Committee is primarily responsible for overseeing matters involving the Company's financial reporting risks and the guidelines, policies and processes for managing such risks, including internal controls over financial reporting. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management's assessment of the Company's internal control over financial reporting, and reviewing and approving the Company's significant accounting policies. Additionally, the Company's independent registered public accounting firm regularly discusses risks and related mitigation measures that may come to their attention during its regular reviews and audits of the Company's financial statements with the Audit Committee. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the head of the Company's internal audit department and the Company's independent registered public accounting firm.
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and practices, as well as the incentives created by the compensation awards it administers. The Compensation Committee reviews our incentive plans to ensure that they appropriately balance risk and reward and do not encourage inappropriate risks, which could impact our financial position and reputation.
The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board.

BankUnited, Inc. 2022 Proxy Statement

The Board of Directors has delegated certain risk management functions to specific management level committees. The primary role of these committees is to oversee the operational implementation of our business strategies and objectives and ensure alignment with the Board's stated risk appetite.

Enterprise Risk Management Committee
Credit Risk Management Committee & Subcommittees
Compliance Committee
Ethics Committee
Asset Liability Committee
Operational Risk Management Committee
Financial Crimes Compliance Committee
Corporate Disclosure Committee

Pursuant to our Board's instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.
Business Continuity
The Company has a Business Continuity Management ("BCM") Policy governing the oversight and implementation of the Company's resilience, continuity and response capabilities during business interruptions impacting our operations, systems, services or employees. The Policy is supported by the BCM Program.The BCM program incorporates four interconnected components - business continuity, crisis management, IT recovery and resilience testing. These components are designed to identify, manage and adequately respond to the impact of potential events that could disrupt our operations and systems or adversely affect the well-being of our employees. The foundation of the business continuity risk management framework includes risk assessment and business impact analysis. The BCM department also assesses the resilience of our significant third party service providers, including assessing the ability to respond to service disruptions or degradations resulting from natural disasters or cyber-security incidents.
Compliance
Compliance risk is the risk to current or projected financial condition and resilience arising from violations of laws or regulations, or from nonconformance with prescribed practices, internal policies and procedures, or ethical standards. The Company has a dedicated compliance function, headed by the Chief Compliance Officer, that promotes a disciplined risk culture and monitors and facilitates compliance with

BankUnited, Inc. 2022 Proxy Statement

applicable laws and regulations, as well as regulatory expectations articulated in formal guidance by the banking regulators. The Company’s compliance management program includes risk-based testing and monitoring programs, issue identification and reporting, and regulatory change management. Quarterly updates on the compliance program are provided to the Board Risk Committee. The compliance department develops and delivers a comprehensive bank-wide employee training program tailored to job functions, focused on applicable laws and regulations including consumer protection, fair lending, and the Community Reinvestment Act.
Bank Secrecy Act (“BSA”) /Anti-Money Laundering (“AML”) /Office of Foreign Assets Control (“OFAC”)
The Company has established and maintains an enterprise-wide BSA/AML/OFAC Policy and Program to ensure that we are in compliance with applicable laws, rules and regulations related to money laundering and terrorist financing activities, sanctions programs and rules administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control. The Bank has designated a BSA/OFAC Officer responsible for coordinating and monitoring day-to-day compliance with the BSA/AML/OFAC Policy and Program and applicable laws, rules and regulations. As part of the program, the Financial Crimes Compliance Committee provides cross-business line executive level oversight of the Bank’s compliance with the BSA/AML/OFAC Policy and Program and is chaired by the BSA/OFAC Officer.

Shareholder Engagement
We engage with our shareholders throughout the year, not just during proxy season. We regularly have discussions with shareholders, potential shareholders, rating agencies and investment analysts. Our executive management team participates in investor conferences and other industry conferences. The Board reviews shareholder feedback, which helps shape our policies and practices.
The Board recognizes the value of developing and maintaining strong relationships with our investors and understanding their perspectives. In the fall of 2021, we reached out to shareholders representing approximately 49% of our outstanding shares. One of our primary objectives for these calls was to solicit shareholder perspectives on ESG matters. Mr. Pauls, our Lead Independent Director, participated with management in these meetings with shareholders and subsequently reviewed the content of shareholder discussions with the Board. The majority of shareholders we contacted declined the opportunity to meet with us directly, indicating there were no matters of concern they believed needed to be discussed. Those shareholders we met with provided feedback on the types of ESG related disclosures they generally find valuable and informative. Management and the Board will consider this feedback in designing future ESG related disclosures.

BankUnited, Inc. 2022 Proxy Statement

Board Leadership Structure
The Board of Directors is responsible for overseeing the exercise of corporate power and seeing that our business and affairs are managed to meet our stated goals and objectives and that the long-term interests of our shareholders are served. The Board of Directors regularly reviews and assesses the effectiveness of the Company's leadership structure in the context of the Company's specific circumstances, culture, strategic objectives and challenges.
The Board of Directors does not have a fixed policy regarding the separation of the offices of Chairman and CEO because it believes that it should maintain flexibility to select the Chairman and determine the Board leadership structure, from time to time, based on criteria that it deems to be in the best interests of the Company and its shareholders.
Our current board leadership structure provides for a combined role of the Chairman of the Board and CEO, along with a Lead Independent Director and the independence of all other directors. The independent directors believe that Mr. Singh's knowledge and background with the Company, his deep industry experience and his demonstrated leadership capability benefits our shareholders and employees and that a combined role of Chairman and CEO will best allow us to execute our strategic initiatives and business plan at this time.

Lead Independent Director
The Board of Directors has appointed Mr. Pauls to serve as our Lead Independent Director. Mr. Pauls brings extensive banking and risk management experience to our Board, is an independent voice on important issues facing the Company and ensures that those issues are fully considered by the Board of Directors.
Primary Responsibilities: In his role as Lead Independent Director, Mr. Pauls' duties include, but are not limited to:
•Presiding over regularly scheduled executive sessions with the non-management directors;
•Serving as a liaison between the Board and senior management;
•Assisting the Board of Directors, our Nominating and Corporate Governance Committee and executive management to ensure compliance with the Company's Corporate Governance Guidelines;
•Assisting the Nominating and Corporate Governance Committee and the CEO in the identification and evaluation of director candidates';
•Participating with management in shareholder engagement meetings and sharing feedback with the full Board (see "Shareholder Engagement" on page 18 for information on our shareholder engagement program);
•Communicating, as appropriate, with our primary bank regulators.
Our Corporate Governance Guidelines provide for additional independent oversight of our operations, risks, business strategy and compensation practices. Consistent with our Corporate Governance Guidelines, the Board of Directors currently consists of independent directors, except for Mr. Singh. Each of the Audit Committee, Risk Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed solely of independent directors. Independent directors, therefore, oversee essential, risk-sensitive matters such as the quality and integrity of our financial statements; the compensation of our named executive officers, including the CEO; the nomination of directors; and the evaluation of the Board, its committees, and its members.

BankUnited, Inc. 2022 Proxy Statement

Our Corporate Governance Guidelines also require that the non-management directors meet regularly in executive session without the presence of management, which provides an opportunity for the independent directors to freely express their views on important issues.
Through the Company's overall governance structure described above, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company's Chairman and CEO with the oversight and objectivity of the independent directors and has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interests of the Company. Accordingly, the Board of Directors has the discretion to modify the Company's leadership structure if it believes doing so would be in the best interests of the Company.

Executive Sessions
The rules of the NYSE require the non-management directors of the Company to regularly meet in executive session without management. In 2021, non-management directors of the Company met in executive session four times. The Company's Corporate Governance Guidelines state that a non-management independent director shall be chosen to preside at each executive session. Mr. Pauls currently serves as the Presiding Director. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, including the Presiding Director, see "Communications with the Board of Directors" below.

CEO and Senior Management Succession Planning
    Our Nominating and Corporate Governance Committee has responsibility for succession planning with respect to the Company's CEO, as well as oversight of succession planning for other executive management positions. The Nominating and Corporate Governance Committee annually reviews succession plans for the CEO, and considers emergency, interim scenarios as well as long-term scenarios. The Nominating and Corporate Governance Committee further works with our CEO to review succession planning for other executive management positions, including his evaluations of executive officers and development plans for executives. The Chair of the Nominating and Corporate Governance Committee leads a discussion with the full Board following the annual succession planning session.

BankUnited, Inc. 2022 Proxy Statement

Communications with the Board of Directors
Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such directors by delivering such correspondence to such directors (or the entire Board) in care of the Company's Corporate Secretary at BankUnited, Inc., 14817 Oak Lane, Miami Lakes, FL 33016.
The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chairman, Audit Committee, BankUnited, Inc., 14817 Oak Lane, Miami Lakes, FL 33016.

Corporate Governance Guidelines, Code of Conduct and Code of Ethics
Our Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which our Board, assisted by Board committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board committees and selection of new directors.
We also have a Code of Conduct, which is applicable to all directors, officers, employees, agents (including consultants and contractors) and temporary personnel of the Company. We have a separate Code of Ethics for Principal Executive and Senior Financial Officers, which contains provisions specifically applicable to our principal executive officer, principal financial officer, principal accounting officer and controller (or persons performing similar functions).
We have an Ethics Committee, formed to oversee and help define a culture of ethical responsibility. The ethics committee reports periodically to the Audit Committee of the Board. The Company also has a 24 hour ethics hotline which can be used to report suspected violations of the Code of Conduct, accounting, audit or internal accounting control matters. The Company encourages any employee to report such conduct openly, if desired, or anonymously, without fear of retaliation.
The Corporate Governance Guidelines, the Code of Conduct and the Code of Ethics for Principal Executive and Senior Financial Officers are available on our website at https://ir.bankunited.com. We expect that any amendments to these codes, or any waivers of their requirements, will be disclosed on our website.

Environmental, Social and Governance ("ESG") Practices and Oversight
The Board of Directors oversees ESG matters and has delegated primary responsibility for oversight of those matters, including human capital and diversity, to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee periodically reports to the full Board on material ESG matters. Our Risk Committee also has oversight for certain ESG related risks. In addition to its oversight of information security and cybersecurity, the Risk Committee, as part of the Company's enterprise-wide risk management framework is responsible for oversight of the identification and mitigation of climate related risks such as those related to credit underwriting. The Compensation Committee may also be involved with oversight of certain human capital matters.

BankUnited, Inc. 2022 Proxy Statement

Environmental Sustainability Strategy
We are monitoring the evolution of regulatory developments and industry practice with a view toward developing a more comprehensive framework for assessing, monitoring and managing the impact or potential impact of climate risk on our business. BCM actively monitors climate related events that may impact the Company's locations or operations including hurricanes, winter storms, flooding and fire. Given our presence in Florida, during hurricane season BCM continuously monitors and tracks storm activity and forecasted paths. The Company has a comprehensive Hurricane Response Plan that outlines measures to be taken before, during and after a storm strikes, including evacuation, safeguarding real estate assets, activation of a command center, the relocation of staff responsible for critical business processes and post storm impact assessment. This plan has been tested under both simulated and actual conditions. BCM also assesses the resilience of our significant third party service providers with respect to their ability to respond to service disruptions or degradations resulting from climate related events.
Our securities portfolio currently contains approximately $169 million in bonds designated by the issuer as green, social, or sustainability bonds. Our strategic business plan contemplates seeking opportunities to provide financing that promotes sustainable and environmentally friendly practices. We look to increase our client base and capture value from financing renewable energy and other climate positive projects and to finance energy efficient or LEED certified properties.

Information Security and Cybersecurity
The Company has a formal information security program and charter, designed to insure that its information assets are protected in a manner that reduces the risk of unauthorized information disclosure, modification or destruction, whether accidental or intentional. The information security program applies to all employees, contractors and third party service providers, establishes standards and practices for the secure use and management of the Company's data, information and information systems and is consistent with applicable regulatory guidelines and principles. The program requires the identification and assessment of and appropriate response to vulnerabilities and threats that could adversely impact the Company's information and/or data assets.
Our information security organization is led by our Chief Information Security Officer ("CISO"), who has primary responsibility for establishing, maintaining and overseeing the enterprise-wide information security program. The CISO reports administratively to our Chief Information Officer, who reports directly to our CEO. The CISO also has a direct line of reporting to the Risk Committee of the Board. While our information security organization has primary responsibility for the monitoring, detection and containment of internal and external security threats, information security is a shared responsibility. Platform owners and information owners also play critical roles in our information security infrastructure.
The Operational Risk Management Committee oversees information security risk management. The Risk Committee of the Board has board level responsibility for risk oversight related to information security and cybersecurity, for overseeing management's approach to effectively addressing these risks and for reviewing the Information Security Program at least annually. The Risk Committee, and as appropriate the full Board, receive regular reporting from the CISO.
Our information security department evaluates the information technology and security programs of significant third party service providers. These reviews typically leverage current SOC 1 or SOC 2 reports that evaluate the design and operational effectiveness of information technology and security related controls. In addition, the third party’s information technology and security policies and procedures are evaluated to form an overall opinion of the third party service provider's technology and information security posture. Our BCM

BankUnited, Inc. 2022 Proxy Statement

department assesses the resilience, incident reporting and management capabilities of our significant third party service providers with respect to service disruptions or degradations resulting from information security incidents.
We provide regular cybersecurity training and education to our employees with a goal of educating them on how to detect potential threats and on their responsibilities to help protect the confidentiality, availability and integrity of the Company's information assets, thereby creating a security aware culture. Engaging our employees with security awareness throughout the year, focusing on behavior at both the office and remote work locations, helps to maintain a high level of security awareness. Our cybersecurity training program consists of new-hire training, monthly newsletters, security tips and videos, regular simulated phishing campaigns directed at all of our employees, a "repeat clicker" program required for employees who click on phishing emails after receiving required training, an annual cybersecurity awareness month, a recognition program, gamification exercises and required annual compliance training for all employees. Our board members also participate in cybersecurity training presented by both internal and external subject matter experts, including presentations and reporting related to emerging cybersecurity and information security matters, and updates on technology, regulatory and legal developments.

Social Responsibility
Supporting our Customers and Communities
We supported our communities with over 1,000 reported volunteer hours and a total of approximately $2 million in grants, sponsorships and contributions to over 200 community and not-for-profit organizations in 2021. Through our iCARE™ program, we have partnered with universities in our local markets to provide scholarships and internship programs, with a primary focus on minority students. We have also established the ATOM Pink Tank program, a six-month leadership development program which creates opportunities for female students in STEM to build upon their technical and leadership skills, in partnership with Florida International University.
At December 31, 2021 we had 94 CRA eligible community development loans totaling $363 million, including $56 million in affordable housing loans, and 1,843 CRA eligible small business loans totaling $353 million. We were an active participant in the SBA's Paycheck Protection Program ("PPP"), originating a total of $876 million in PPP loans to support our customers during the COVID-19 pandemic. We have made a significant investment in our digital platforms to enhance the banking experience of our consumer and small business customers.
Supporting our Employees - Human Capital Management
Building a Safe, Diverse and Inclusive Workplace
We believe that our employees are our most important asset. As such, we seek to hire and retain the best candidate for each position, without regard to age, gender, ethnicity, or other protected trait, but with an appreciation for a diversity of perspectives and experience. At December 31, 2021, we had 1,465 full-time employees and 30 part-time employees. Approximately 58% of our workforce was female while ethnic and racial minorities constituted 60% of our workforce.

BankUnited, Inc. 2022 Proxy Statement

iCARE™
In September of 2020, we launched our iCARE™ program: Inclusive Community of Advocacy, Respect and Equality. The program's mission is to create a safe, diverse and inclusive work place where individuals are valued for their talents, feel free to express themselves and are empowered to achieve their fullest potential. Through iCARE™, we are dedicated to leading efforts to develop and build a culture that promotes diversity in our workplace and in our communities. To oversee the further evolution of the iCARE™ program, we have formed an iCARE™ Council consisting of 14 employees with diverse backgrounds and perspectives from across different divisions in our organization. Employees are encouraged to participate in interactive events, community forums, affinity groups, an enterprise-wide mentorship program and multiple volunteer opportunities. We offer diversity and inclusion training to all of our employees and employees are given paid time to participate in volunteer opportunities in their communities and the communities we serve.
We launched WomenEmpowered@BankUnited ("WE"), a community for women at BankUnited. In 2021, WE held two interactive events for all women at the Bank, including our female directors, and created eight affinity groups.
Benefits – Wellness, Work-Life and Financial
At BankUnited our benefit programs are designed to provide our employees and their family members with quality of life. Our benefit programs include a comprehensive wellness program, a full range of affordable health, dental, and vision benefits, life and disability insurance, healthcare concierge services, health savings accounts with Company contributions, flexible spending accounts and an employee assistance program. We provide paid time off and holidays, paid parental leave for male and female employees and hybrid or flexible work schedules where possible. We support our employees' financial wellness by offering them a number of programs to help them reach their financial goals including employee banking, our 401(k) program, tuition reimbursement, and financial wellness education.
Safety and Wellness
Our Wellness Program incorporates initiatives that encompass mental, physical, intellectual, occupational, social, emotional, financial and spiritual components of wellness. The BankUnited Corporate Center has an on-site fitness facility and cafe. We provide our employees with on-site health screenings, eye exams, mammograms, and vaccine clinics. Employees can choose to participate in nutrition counseling, music and art therapy, meditation sessions and live and virtual learning opportunities with area wellness experts. We also offer safety programs including first aid and CPR courses.

BankUnited, Inc. 2022 Proxy Statement

For participation in our Wellness Program, we offer our employees a reduced premium rate for medical coverage. Of our medically covered employees, including spouses and domestic partners, 78% completed all requirements to qualify for the reduced premium benefit in 2021.
In recognition of our employee wellness programs, in 2021 BankUnited was the top ranked recipient of the Healthiest Employer in South Florida award by the South Florida Business Journal, received a Worksite Wellness Award from the Florida Department of Health and was named #13 among the 100 Healthiest Workplaces in America by Springbuk and HR Tech Magazine.
Career Growth and Development
Our Go for More Academy provides employees with training and resources that enhance skill sets and product knowledge, encourage collaboration and promote career development. Our Rising Leaders and EXCELerate career and leadership development programs help equip our employees to reach their full potential. In 2021, BankUnited launched an enterprise-wide mentoring program, pairing participants with experienced team members to guide them in developing the skills and knowledge they need to succeed. In 2021, 236 team members enrolled in our mentoring programs.
Communication and Engagement
We strongly believe that communication is a key factor in employee engagement, and that engaged employees benefit fellow employees, our customers, our communities and our shareholders. One way we engage with our employees is through surveys. We encourage managers to meet with their employees regularly and maintain an open door policy. Regular CEO update video calls and town hall meetings and our iCARE™ program are other tools we use to foster employee engagement.
In December, 2021 we paid a special bonus of $5,000 to substantially all of our employees, in recognition of their hard work and efforts in the challenging environment we have faced over the past two years. Employees, regardless of their position in the organization, shared equally in the bonus payout.

Director Compensation
We use a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties, as well as the skill level we require of members of our Board. Directors who are also our employees do not receive any compensation from us for any period of service on our Board or Board committees that is concurrent with service as an employee.
Directors do not receive fees for attending Board or committee meetings. Non-employee directors are reimbursed for reasonable expenses incurred in connection with Board-related activities.

2021 Director Compensation
Our Compensation Committee periodically reviews and recommends updates to the director compensation program for our Board approval. No changes were made to the form or amount of director compensation for 2021.
Cash-Based Compensation
For service in 2021, each non-employee director was eligible to receive an annual cash retainer of $70,000 for his or her service on our Board. The Chairs of the Audit Committee and the Risk Committee each receives an annual retainer of $35,000 and the members of the Audit and the Risk committees receive an annual

BankUnited, Inc. 2022 Proxy Statement

retainer of $25,000. The Chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each receives an annual retainer of $25,000. Cash retainers are paid in installments.
The following table shows compensation paid, earned or awarded to each of the non-management directors of our Board for 2021:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Tere Blanca	70,000	70,007	140,007
John N. DiGiacomo	95,000	70,007	165,007
Michael J. Dowling	95,000	70,007	165,007
Douglas J. Pauls	130,000	105,011	235,011
A. Gail Prudenti	70,000	70,007	140,007
William S. Rubenstein	95,000	70,007	165,007
Sanjiv Sobti, Ph.D.	155,000	70,007	225,007
Lynne Wines	120,000	70,007	190,007
1.    The amounts in this column represent the value of restricted common stock awards granted to each non-employee director, as described under "—Stock-Based Compensation" and determined in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of our stock on the NYSE on the grant date. The closing stock price on May 25, 2021, the date of grant, was $46.24 per share. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 12 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2021.
Stock-Based Compensation
On May 25, 2021, our Board approved a grant of 1,514 shares of restricted common stock (grant date fair value of $70,007) to each non-management director elected at the 2021 annual meeting to serve a term ending at the 2022 annual meeting. Mr. Pauls received an additional grant of 757 shares of restricted common stock (grant date fair value of $35,004) for his service as Lead Independent Director. Each director's restricted common stock grant vests in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of shareholders, subject to the director's continued service as a director through the vesting date, except for accelerated vesting in the event of a director's death or disability and in certain circumstances relating to a change in control of the Company.
As of December 31, 2021, our non-management directors held the number of unvested shares of restricted stock shown in the table below.

Name	Unvested Restricted Shares (#)
Tere Blanca	1,514
John N. DiGiacomo	1,514
Michael J. Dowling	1,514
Douglas J. Pauls	2,271
A. Gail Prudenti	1,514
William S. Rubenstein	1,514
Dr. Sanjiv Sobti	1,514
Lynne Wines	1,514

BankUnited, Inc. 2022 Proxy Statement

Stock retention requirements and non-hedging policy for our non-management directors

•Under our stock retention requirements, directors are not permitted to sell shares of the Company's stock other than to cover taxes related to the vesting of equity awards if, after giving effect to such sale, his or her respective retained equity (including vested and unvested equity) has a value that is less than five times the current annual retainer of $70,000. All non-management directors except for Mr. DiGiacomo are in compliance with this stipulated retention level. Mr. DiCiacomo holds less than this stipulated retention level solely as a result of a sale of shares to cover the tax liability related to the vesting of equity awards, which is permissible under our retention policy.
•The Company's Insider Trading Policy prohibits directors and executive officers of the Company from engaging in short sales of the Company's securities and from engaging in hedging transactions such as (but not limited to) zero-cost collars, equity swaps, and forward sale contracts in the Company's securities. The policy also prohibits pledging of the Company's securities as collateral for a loan and from holding securities in a margin account. See page 50 for additional information about our prohibitions on hedging and pledging of Company Securities.

Director Nominating Process and Diversity
The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of shareholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.
The Nominating and Corporate Governance Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of nomination for Board membership. At present, our Board of Directors is 33% diverse by gender (female) and 44% diverse by ethnicity/nationality. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications that must be met for a person to be considered as a candidate for director. However, Board candidates are selected based on various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board of Directors review these factors, including diversity, in considering candidates for board membership. Board members are expected to prepare for, attend and participate in all Board of Directors and applicable committee meetings and the Company's annual meetings of shareholders.
Candidates Nominated by Shareholders
The Nominating and Corporate Governance Committee will also consider nominees recommended by shareholders. Our Corporate Governance Guidelines provide that nominees recommended by shareholders should be given appropriate consideration in the same manner as other nominees. Pursuant to the Company's Amended and Restated By-Laws, shareholders who wish to nominate a candidate for consideration by the Nominating and Corporate Governance Committee for election at the 2023 annual meeting may do so by delivering written notice, no earlier than January 18, 2023 and no later than February 17, 2023, of such nominees' names to BankUnited,

BankUnited, Inc. 2022 Proxy Statement

Inc., 14817 Oak Lane Miami Lakes, FL 33016, Attention: Corporate Secretary. Any shareholder of record or beneficial owner of common stock on whose behalf a nomination is being proposed must (i) be a shareholder of record or beneficial owner on the date of the giving of such notice, on the record date for the determination of shareholders entitled to notice of and to vote at the 2023 annual meeting of shareholders and at the time of the 2023 annual meeting of shareholders and (ii) comply with the applicable notice procedures set forth in the Company's Amended and Restated By-Laws.
The Company's Amended and Restated By-Laws require that certain information must be included in the notice provided to the Company's Corporate Secretary regarding the nomination and the shareholder giving the notice, the beneficial owner on whose behalf the notice is made, if any, and any affiliate or associate of the shareholder or the beneficial owner (collectively, the "Nominating Person"). The information required to be set forth in such notice includes (i) the name and address of the Nominating Person, (ii) information regarding the common stock owned, directly or indirectly, beneficially or of record by the Nominating Person, (iii) whether and the extent to which any derivative or other instrument, transaction, agreement or arrangement has been entered into by or on behalf of the Nominating Person with respect to the common stock and certain additional information relating to any such instrument, transaction, agreement or arrangement as described in the Company's Amended and Restated By-Laws, (iv) any other information relating to the Nominating Person that would be required to be disclosed in a proxy statement or other filings made with the SEC in connection with the solicitation of proxies with respect to such business and (v) a description of all arrangements or understandings (including any anticipated benefits to the Nominating Person as a result of the nomination) between or among the Nominating Person and the candidate and any other person in connection with the proposed nomination. The notice must also include a representation that the shareholder giving the notice intends to appear in person or by proxy at the 2023 annual meeting to nominate the person named in the notice.
The Company's Amended and Restated By-Laws also require that the notice provide certain information regarding the candidate whom the Nominating Person proposes to nominate as a director, including (i) certain biographical information, such as name, age, business and residential address and principal occupation, (ii) the information that would be required to be provided if the candidate were a Nominating Person, (iii) a resume or other written statement of the qualifications of the candidate and (iv) all other information regarding the candidate, including the written consent of the candidate indicating that the candidate is willing to be named in the proxy statement as a nominee and serve as a director if elected, that would be required to be disclosed in a proxy statement or other filings made with the SEC in connection with the solicitation of proxies for director elections.
For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations, shareholders should refer to the Company's Amended and Restated By-Laws.
No candidates for director nominations were submitted by any shareholder in connection with the 2022 Annual Meeting.

Outside Advisors
Our Board of Directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management's consent to retain outside advisors.

BankUnited, Inc. 2022 Proxy Statement

CERTAIN RELATED PARTY RELATIONSHIPS
Review and Approval of Transactions with Related Persons
Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve's Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal shareholders). We have adopted policies to comply with these regulatory requirements and restrictions.
Our Board of Directors has also adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and the NYSE concerning related party transactions. Related party transactions are transactions in which our Company is a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of our Company include directors (including nominees for election as directors), executive officers, greater than 5% shareholders of our Company and the immediate family members of these persons. Our general counsel, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our Related Party Transactions Policy. If so, the transaction will be referred for approval or ratification to the Nominating and Corporate Governance Committee. In determining whether to approve a related party transaction, the Nominating and Corporate Governance Committee will consider, among other factors, the fairness of the proposed transaction; the direct or indirect nature of the director's, executive officer's or related party's interest in the transaction; the appearance of an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction and the financial position of the director, executive officer or related party; whether the transaction would impair an outside director's independence; the acceptability of the transaction to the Company's regulators; and the potential violations of other Company policies. Additionally, all related party transactions are reviewed by the Audit Committee. Our Related Party Transactions Policy is available on our website at https://ir.bankunited.com, as Annex B to our Corporate Governance Guidelines.
The Company had no reportable related party transactions as defined in the applicable policy for 2021 or to date in 2022. There are no currently proposed related party transactions that would be reportable under the applicable policy.

BankUnited, Inc. 2022 Proxy Statement

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal
The Audit Committee has appointed Deloitte & Touche LLP to serve as BankUnited, Inc.'s independent registered public accounting firm for its fiscal year ending December 31, 2022. The Audit Committee and the Board of Directors seek to have the shareholders ratify the Audit Committee's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. Although BankUnited, Inc. is not required to seek shareholder approval of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment of Deloitte & Touche LLP is not ratified by the shareholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of Deloitte & Touche LLP.
Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
Change of Independent Registered Public Accounting Firm
On March 3, 2021, we, following a competitive proposal process at the direction of our Audit Committee, dismissed KPMG LLP as our independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the Audit Committee.
KPMG’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report as of and for the years ended December 31, 2020 and 2019 contained a paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of Accounting Standards Codification Topic 326 Financial Instruments - Credit Losses”.
During the two fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 3, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
We provided KPMG LLP with a copy of the foregoing disclosures and requested KPMG LLP to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us set forth above and, if not, stating the respects in which it does not agree. KPMG's letter, dated March 5, 2021, was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on March 5, 2021. Representatives from KPMG LLP are not expected to be present at the Annual Meeting.
On March 3, 2021, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021 effective immediately. During the fiscal year ended December 31, 2020, and the subsequent interim period through

BankUnited, Inc. 2022 Proxy Statement

March 3, 2021, neither we nor anyone acting on our behalf consulted with Deloitte & Touche LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2022.

BankUnited, Inc. 2022 Proxy Statement

Report of the Audit Committee
The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three directors who have been determined by the Board of Directors to be independent of the Company as prescribed by the NYSE and the SEC. Our Board has further determined that all Committee members are financially literate in accordance with NYSE listing standards and further qualify as "audit committee financial experts" as defined by the SEC. The Company's management has the primary responsibility for the financial statements and for the financial reporting process, including the establishment and maintenance of the system of internal control over financial reporting. Deloitte & Touche LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2021, was responsible for auditing the financial statements prepared by management, expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and auditing the Company's internal control over financial reporting and expressing an opinion on the effectiveness thereof. In this context, the Audit Committee has reviewed the audited financial statements and met and held discussions with management and Deloitte & Touche LLP regarding the fair and complete presentation of those financial statements and the assessment of the Company's internal control over financial reporting.
The Audit Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the "PCAOB") and has reviewed and discussed Deloitte & Touche LLP's independence from the Company and its management. As part of that review, the Audit Committee has received the required written disclosures and correspondence required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence. The Audit Committee has concluded that Deloitte & Touche LLP is independent from the Company and its management.
The Audit Committee meets with the Chief Financial Officer in regular sessions and has met with representatives of Deloitte & Touche LLP, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
The Audit Committee
Sanjiv Sobti, Ph.D. (Chairman)
John N. DiGiacomo
Lynne Wines

Auditor Fees and Services
The following table presents fees for professional services provided by Deloitte & Touche LLP for fiscal year 2021 and by KPMG LLP for fiscal year 2020 in each of the following categories, including related expenses:

BankUnited, Inc. 2022 Proxy Statement

	2021	2020
Audit Fees	$1,780,000	$2,062,000
Audit-Related Fees	—	282,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,780,000	$2,344,000
Audit Fees: Includes the aggregate fees billed by Deloitte & Touche LLP for fiscal year 2021 and by KPMG LLP for fiscal year 2020 for professional services rendered and related expenses for the audit of the Company's consolidated financial statements, reviews of consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and the audit of the Company's internal control over financial reporting. Audit fees for fiscal year 2021 include attestation services provided by Deloitte & Touche LLP to report on the Company's compliance with certain requirements of the U.S. Department of Housing and Urban Development that were not separately billed.
Audit-Related Fees: Includes the aggregate fees billed by KPMG LLP for fiscal year 2020 for assurance and related services that are reasonably related to the performance of the audit of the Company's consolidated financial statements and are not reported under "Audit Fees." These services primarily related to attestation services performed to report on the Company's compliance with certain requirements of the U.S. Department of Housing and Urban Development and fees billed for professional services performed in connection with a comfort letter related to the Company's issuance of subordinated notes in 2020.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged. The Audit Committee pre-approved, or approved before the engagement of the independent auditor, all of the audit and audit-related services provided to the Company by Deloitte & Touche LLP in fiscal year 2021 and by KPMG LLP in fiscal year 2020.

BankUnited, Inc. 2022 Proxy Statement

EXECUTIVE OFFICERS
The following table sets forth the name and position of each of our executive officers.

Name	Position
Rajinder P. Singh	Chairman, President and Chief Executive Officer
Leslie N. Lunak	Chief Financial Officer
Thomas M. Cornish	Chief Operating Officer
Rishi Bansal	Chief Investment Officer of BankUnited, N.A.
Jay D. Richards	Chief Risk Officer of BankUnited, N.A.
Kevin Malcolm	General Counsel of BankUnited, N.A.

Rajinder P. Singh. For biographical information regarding Mr. Singh, see page 3.

LESLIE N. LUNAK
Ms. Lunak has been our Chief Financial Officer since March 2013. Ms. Lunak served as the Bank's Executive Vice President and Chief Accounting Officer from June 2012 through March 2013 and as Senior Vice President, Finance from October 2010 through June 2012. From August 2004 through October 2010, Ms. Lunak was an Audit Director at the public accounting firm McGladrey & Pullen, LLP. Her responsibilities included overseeing audit engagements and the performance of financial and accounting consulting services for clients primarily engaged in the financial services industry, serving as a designated national financial services industry specialist and serving as a subject matter expert in a variety of technical accounting areas, including derivatives, equity instruments, fair value accounting and acquisition accounting. She was also responsible for the development and presentation of a wide variety of continuing education courses for both internal and external audiences. From 2001 through August 2004, Ms. Lunak was a senior audit manager with the certified public accounting firm Adair, Fuller, Witcher and Malcom, with oversight responsibility for all of the firm's audit engagements. From June 1985 through 2001, Ms. Lunak was an independent consultant, providing finance and accounting related services to clients consisting primarily of community banks and thrifts and the U.S. Drug Enforcement Administration. From 1979 through June 1985, Ms. Lunak was with the public accounting firm Deloitte, where she was an audit manager serving primarily clients in the banking industry and was designated a national banking industry specialist. She was named one of South Florida Business Journal's Influential Business Women of 2019 and is a member of the Board of Directors of the Urban League of Broward County. Ms. Lunak is a Florida CPA and received a B.S. in Accounting from Oklahoma State University.
Age: •64
Position: •Chief Financial Officer
Position Since: •March 2013

BankUnited, Inc. 2022 Proxy Statement

THOMAS M. CORNISH
Mr. Cornish has been our Chief Operating Officer since January 2017. Mr. Cornish was the Bank's President, Florida Region from March 2014 through December 2016. From 2003 to March 2014, Mr. Cornish served as President and Chief Executive Officer of Marsh & McLennan Agency, Florida Region. Prior to that, he held several senior leadership positions with SunTrust Bank from 1983 through 2003. While with Marsh & McLennan Agency, Mr. Cornish was recognized with honors as "Miami's CEO of the Year" by the South Florida Business Journal and the "Ultimate CEO" by Business Leader Magazine. Mr. Cornish was also elected to the Florida International University ("FIU") School of Business Hall of Fame in 2013. In 2017, Mr. Cornish received the Torch Award from the FIU Alumni Association, the organization's highest award that recognizes alumni and faculty making positive impacts on their profession, the community and the university. Mr. Cornish previously served as Chairman of the Board of the FIU Foundation. He is also the past Chairman of the FIU Wolfsonian Museum and past Chairman of the Board of the Miami Children’s Hospital Foundation. Mr. Cornish is a past Chairman of the Beacon Council and Assurex Global Corporation. He is a past board member of the Camillus House, The Chapman Partnership and past member of the Orange Bowl committee. Mr. Cornish earned his B.A. degree from Florida International University.
Age: •63
Position: •Chief Operating Officer
Position Since: •January 2017

RISHI BANSAL
Mr. Bansal has been the Bank's Chief Investment Officer since February 2017 and most recently served as Executive Vice President, Mortgage Portfolio. Mr. Bansal joined the Bank in July 2009, and was part of the advisory group that worked on the Bank's acquisition. In his role as Chief Investment Officer, Mr. Bansal is responsible for the bank’s investment securities portfolio. He manages the Bank's residential loan portfolio, residential mortgage warehouse business and Pinnacle Public Finance business. Prior to joining BankUnited, Mr. Bansal was a Managing Director in fixed income with Merrill Lynch from 2007 through 2009 and a fixed income trader at Lehman Brothers from 1998 through 2007. Mr. Bansal received a Post Graduate Diploma in Management from Indian Institute of Management, Ahmedabad and earned his Bachelor of Technology (Chemical Engineering) from Indian Institute of Technology, Delhi.
Age: •48
Position: •Chief Investment Officer of BankUnited, N.A.
Position Since: •February 2017

BankUnited, Inc. 2022 Proxy Statement

JAY D. RICHARDS
Mr. Richards has been the Bank's Chief Risk Officer since September 2019 when the Bank consolidated the Credit and Risk organizations into one Enterprise Risk Management group. Mr. Richards served as our Chief Credit Officer from January 2018 through September 2019. Prior to that, he held several senior leadership positions with TD Bank (and its predecessor banks) from 2008 until 2018, Compass Bank from 2006 until 2008, Regions Bank (and its predecessor banks) from 1999 until 2006, and Bank One (now part of JPMorgan Chase) from 1993 through 1999. Mr. Richards has a breadth of experience across Capital Markets, Commercial C&I, Commercial CRE, Consumer Lending, Specialty Banking, Government and Not-for-Profit Banking industries, as well as, extensive Workout and Recovery experience. In addition, Mr. Richards has significant experience in bank mergers and acquisitions, from the due diligence phase through integration. He has also been an essential part of several core infrastructure and strategic realignment projects. Mr. Richards has a B.S. in Finance from Indiana State University.
Age: •51
Position: •Chief Risk Officer of BankUnited, N.A.
Position Since: •September 2019

KEVIN MALCOLM

Mr. Malcolm has been General Counsel of BankUnited, N.A. since September 2020. In his role as General Counsel, Mr. Malcolm is responsible for overseeing the Bank's Legal, Regulatory Compliance, BSA and Corporate Fraud departments. Prior to joining BankUnited, Mr. Malcolm served as Vice President, Head of Legal for VeriFone’s Europe, Middle East and Africa region from March to September 2020. From December 2017 to March 2020, Mr. Malcolm was General Counsel and Vice President Business and Legal Affairs for Curb Mobility. Prior to joining Curb Mobility, Mr. Malcolm served as Vice President, Strategic Business Development and Legal – Global Taxi Systems at VeriFone from March 2013 to December 2017. Mr. Malcolm began his career as an M&A and corporate finance attorney in London, England and Los Angeles with global law firms Simpson Thatcher & Bartlett LLP and Skadden Arps Slate Meagher & Flom LLP, where he represented leading private equity funds and their portfolio companies. Mr. Malcolm received his J.D. from Columbia University School of Law and his B.F.A. from New York University, Tisch School of the Arts.

Age: •49
Position: •General Counsel of BankUnited, N.A.
Position Since: •September 2020

BankUnited, Inc. 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
In this section, we describe the objectives and elements of our compensation philosophy, policies and practices with respect to the compensation of the executive officers who appear in the "Summary Compensation Table for 2021." Our named executive officers (“NEOs”) for the fiscal year ended December 31, 2021 were the individuals set forth in the table below:

Named Executive Officer	Age	Title
Rajinder P. Singh	51	Chairman, President and Chief Executive Officer
Leslie N. Lunak	64	Chief Financial Officer
Thomas M. Cornish	63	Chief Operating Officer
Rishi Bansal	48	Chief Investment Officer of BankUnited, N.A.
Jay D. Richards	51	Chief Risk Officer of BankUnited, N.A.

EXECUTIVE SUMMARY
2021 Performance and Highlights

Building Value for our Shareholders in a Challenging Environment
•Earnings for the year ended December 31, 2021 generated a return on average stockholders' equity of 13.3% and a return on average assets of 1.16%.
•We continued to execute on a fundamental strategy to optimize our deposit mix and reduce our cost of deposits.
◦Non-interest bearing demand deposits grew by $2.0 billion during 2021 to 30% of total deposits at December 31, 2021 from 25% of total deposits at December 31, 2020.
◦The average cost of total deposits declined to 0.24% for the year ended December 31, 2021 from 0.77% for the year ended December 31, 2020. On a spot basis, the APY on total deposits was 0.16% at December 31, 2021.
•The net interest margin improved to 2.38% for the year ended December 31, 2021 from 2.35% for the year ended December 31, 2020.
•Key credit quality metrics improved. Criticized and classified assets decreased by $1.2 billion during 2021 while the ratio of non-performing assets to total assets declined to below pre-pandemic levels, to 0.58% at December 31, 2021 compared to 0.71% at December 31, 2020 and 0.63% at December 31, 2019.
•Capital management is a priority for the Company. In 2021, we grew tangible book value, maintaining sufficient capital to support future growth while returning capital to our shareholders through our common share repurchase program. Book value per common share grew to $35.47 at December 31, 2021 from $32.05 at December 31, 2020 and the Company's and the Bank's capital ratios continued to exceed all regulatory "well-capitalized" guidelines. We repurchased approximately $318 million in common stock during the year ended December 31, 2021.
•In November, 2021 Moody's Investor Services announced an upgrade of the Company's long-term issuer rating to Baa2 from Baa3 and an upgrade of the Bank's long-term deposit rating to A2/Prime-1 from A3/Prime-2.

BankUnited, Inc. 2022 Proxy Statement

•We continued to manage through the impact of the Covid-19 pandemic during 2021, supporting our employees, customers and communities:
◦Maintained enhanced credit and liquidity risk management protocols;
◦Continued a regular cadence of update calls with our Board and regulators;
◦Closely monitored the performance of our technology systems, significant vendors and internal controls, experiencing no material disruptions in our operations;
◦Emphasized programs to promote employee communication, wellness and engagement;
◦Supported employees in a remote work environment while focusing on a return to office plan, ultimately adopting a hybrid work model for most of our non-branch employees;
◦Continued to participate in the SBA's PPP lending program and various loan modification and deferral programs for borrowers experiencing stress related to the pandemic.

BankUnited, Inc. 2022 Proxy Statement

2021 Key Financial Highlights
Key financial highlights are presented below (dollars in thousands, except per share and percentage data):

Tangible Book Value Per Share(1)
$30.52
$31.22
$34.56
2019
2020
2021

Return on Avg. Stockholders' Equity
10.6%
6.9%
13.3%
2019
2020
2021

Deposits
Non-Interest Bearing Deposits
Total Deposits
$24,394,591
$27,495,816
$29,438,102
$4,294,824
17.6%
$7,008,838
25.5%
$8,975,621
30.5%
2019
2020
2021

Average Cost of Total Deposits
1.63%
0.77%
0.24%
2019
2020
2021

Loan to Deposit Ratio
95.07%
86.89%
80.73%
2019
2020
2021

Net Interest Margin
2.47%
2.35%
2.38%
2019
2020
2021

(1) Tangible book value per common share is a non-GAAP financial measure. See the section entitled “Non-GAAP Financial Measures” on page 64 of the Company's Form 10-K for the fiscal year ended December 31, 2021 and page 66 of the Company's Form 10-K for the fiscal year ended December 31, 2020, on our website at https://ir.bankunited.com for a reconciliation of this non-GAAP financial measure to the respective comparable GAAP financial measurement.

BankUnited, Inc. 2022 Proxy Statement

Compensation Philosophy and Objectives
    BankUnited's executive compensation program is centered on a pay-for performance philosophy, which aligns executive compensation with shareholder value and determines program design. We believe that our compensation program also discourages inappropriate risk-taking by avoiding undue emphasis on any one metric or short-term goal and having a cap on incentive payments.
Key Elements of our Executive Compensation Program:

Emphasis on Pay for Performance	Attract and Retain Key Executives	Align Interests of our Executives with those of our Shareholders	Balance Risk and Reward - Discourage Inappropriate Risk Taking
Best Practices in Executive Compensation
The Company employs a number of practices that reflect our commitment to good compensation governance practices.

WHAT WE DO	WHAT WE DON'T DO
✓ Use an independent compensation consultant to advise on executive compensation matters	✗ Do not have compensation programs that encourage unnecessary and excessive risk taking
✓ Design compensation programs to drive long-term performance	✗ No income tax or excise tax gross-ups
✓ Incorporate an overriding performance condition in our performance metrics	✗ No reloading, repricing or backdating options
✓ Consider peer group data when making executive compensation decisions; our performance metrics are measured relative to the peer group and are formulaic in nature	✗ Do not permit hedging, pledging or short-selling of the Company's stock by executive officers
✓ Set multi-year vesting periods for equity awards	✗ Do not provide excessive severance arrangements
✓ Have an equity ownership and retention policy for NEOs	✗ Do not pay dividends or dividend equivalents on performance share units (PSUs) or restricted share units (RSUs) until vested
✓ Have a recoupment policy	✗ Do not provide guaranteed bonuses to our NEOs
✓ Regularly engage with shareholders on compensation and governance matters
✓ Maintain an independent Compensation Committee
✓ Provide a majority of the NEOs' compensation opportunity in the form of incentive awards, aligning compensation with the Company's performance
✓ All equity awards granted after March 1, 2019 are subject to "double-trigger" vesting provisions upon a change in control

BankUnited, Inc. 2022 Proxy Statement

Consideration of Say-on-Pay Vote Results
    At our most recent annual meeting of shareholders, held on May 25, 2021 the Company conducted an advisory vote to approve its executive compensation for the fiscal year ended December 31, 2020. Shareholders approved the compensation of our NEOs, with 96% of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter cast to approve our 2020 executive compensation proposal. The Compensation Committee considers these results when reviewing our executive compensation program and will continue to consider shareholder feedback and the results of say-on-pay votes when making future compensation decisions.

HOW COMPENSATION DECISIONS ARE MADE
Role of the Compensation Committee
Our Compensation Committee, which is composed entirely of independent directors, is responsible for overseeing the compensation and benefit programs for our NEOs and non-employee directors. Our Compensation Committee meets at least quarterly (one time in person, six times virtually and once by written consent in 2021) to approve amounts paid to our NEOs and non-employee directors and administer our incentive plans, which includes the determination of performance metrics, target pay levels, grant amounts and vesting terms of awards under such plans. Our Compensation Committee is responsible for determining whether our executive compensation policies are reasonable and appropriate, that compensation practices meet the stated objectives of those policies and effectively serve the best interests of the Company and our shareholders.
Role of Management
    In evaluating compensation, our Compensation Committee receives and considers information and recommendations from our Chief Executive Officer. Our Compensation Committee has discretion to approve, disapprove or modify recommendations made by our Chief Executive Officer. Our Chief Executive Officer is not present during deliberations or voting by our Compensation Committee relating to his own compensation.
Role of our Independent Compensation Consultant
Pursuant to its charter, our Compensation Committee may in its sole discretion, retain or obtain the advice and assistance of a compensation consultant, legal counsel or other adviser. Our Compensation Committee may retain or obtain the advice of an adviser only after taking into consideration factors related to that person’s independence from management, including each of the factors it is required to take into consideration under the Corporate Governance Standards of the New York Stock Exchange, subject to limited exceptions. Our Compensation Committee is responsible for the appointment, compensation, and oversight of any adviser it retains. The Company is obligated to provide appropriate funding for the compensation of any such adviser.
The Compensation Committee has retained Pay Governance as its independent compensation consultant. The compensation consultant assists the Compensation Committee in reviewing the framework of the Company's executive compensation program as well as compensation packages including direct salary, annual incentive and long-term equity incentive programs for Mr. Singh, Mr. Cornish, Ms. Lunak and Mr. Bansal. Pay Governance does not provide any other services to the Company.
Compensation Peer Group
The Compensation Committee selects a compensation peer group in consultation with its independent compensation consultant, considering such factors as similarity in size based on total assets, market capitalization and number of employees, comparability of size and nature of the loan and deposit portfolios, capital levels,

BankUnited, Inc. 2022 Proxy Statement

similarity in business model and strategy, geographic footprint, whether a company is a key competitor, proxy advisor-defined peers and other qualitative factors. The Company does not seek to set compensation at a specific level relative to the peer group, but may consider compensation levels of peer group executives as one factor in its evaluation of executive compensation levels. The Compensation Committee further benchmarks certain incentive performance metrics against comparative peer group results and may consider compensation governance practices of peers among other factors in its evaluation of the Company's practices.
The peer group was reviewed by the Compensation Committee, in consultation with its independent compensation consultant, with respect to 2021 incentive awards. The 16 members of the 2021 peer group are:

Bancorpsouth Bank	Signature Bank
BOK Financial Corporation	South State Corporation
East West Bancorp	Sterling Bancorp
F.N.B. Corporation	Synovus Financial Corporation
Fulton Financial Corporation	Texas Capital Bancshares, Inc.
Hancock Whitney Corporation	UMB Financial Corporation
Investors Bancorp	Valley National Bancorp
Pacwest Bancorp	Western Alliance Bancorporation
Bancorpsouth Bank and Sterling Bancorp were excluded from the determination of the amount of executive awards for 2021 as these banks were acquired.
In conjunction with consultation with its independent compensation consultant, the Compensation Committee approved the removal of six companies that had been included in the 2020 peer group and added four companies to the 2021 peer group. Companies added to the peer group included BOK Financial Corporation, Hancock Whitney Corporation, South State Corporation and Sterling Bancorp. These companies were added due to similarity of business model and/or overlap of geographic footprint. Peoples United Financial and TCF Financial were removed from the peer group due to acquisition announcements. Bank OZK, Cullen Frost Bankers, First Republic Bank and New York Community Bank were removed because they were no longer considered comparable to the Company in terms of business model or size.

BankUnited, Inc. 2022 Proxy Statement

2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Overriding Performance Condition
If the Company fails to be well-capitalized at the end of any year, as defined by the applicable federal banking regulator for purposes of the prompt corrective action provisions of the Federal Deposit Insurance Act, no performance-based awards will be payable or granted to the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or Chief Investment Officer regardless of the Company having met the established performance criteria.

2021 Capital Position
•Exceeded all requirements to be considered "well capitalized"
•Total risk-based capital of 14.3%
•CET1 risk-based capital of 12.6%
•Tier 1 leverage ratio of 8.4%
Key Components of our Executive Compensation Program
    Our executive compensation program provides a mix of salary, short- and long-term incentives, and benefits that we believe are aligned with our business strategy and are designed to maximize long-term shareholder value.

	Component of Pay	Form of Pay	Objective
Fixed	Base Salary	Cash	To attract and retain key executive talent by providing a level of income security for services rendered during the fiscal year that is not at risk.
At-Risk	Annual Incentive Program (AIP)	Performance-based cash payment	To reward the achievement of annual financial and other performance related goals, aligning pay with performance.
At-Risk	Long-Term Equity-Based Incentive Program (LTIP)	Restricted Share Units (RSUs)	To motivate and retain executives by aligning their long-term interests with those of shareholders through sustained performance.
Performance Share Units (PSUs)
    In light of our focus on paying for performance, the Compensation Committee structures compensation packages for the NEOs such that a majority of each officer's target compensation opportunity is delivered through incentive compensation, with a significant portion of the total target incentive compensation opportunity delivered through long-term incentive compensation.

BankUnited, Inc. 2022 Proxy Statement

(1) Mr. Richards does not participate in the AIP or LTIP, but receives variable compensation in the forms of annual cash incentive awards and restricted share awards as approved by the Compensation Committee (as discussed below in the "2021 Annual Incentive Awards" and "2021 LTIP Awards" sections).

BankUnited, Inc. 2022 Proxy Statement

2021 Base Salaries
     The table below presents the 2020 and 2021 base salaries for each of the NEOs. The Compensation Committee made no adjustments to the base salaries in 2021.

NEO	2020 Base Salary	2021 Base Salary
Rajinder P. Singh	$1,000,000	$1,000,000
Leslie N. Lunak	$500,000	$500,000
Thomas M. Cornish	$630,000	$630,000
Rishi Bansal	$450,000	$450,000
Jay D. Richards	$400,000	$400,000
2021 Annual Incentive Awards

Messrs. Singh, Cornish and Bansal and Ms. Lunak
Each year, the Compensation Committee sets the performance criteria that are used to calculate the annual incentive awards for Messrs. Singh, Cornish and Bansal and Ms. Lunak. Mr. Richards does not participate in the AIP designed for Messrs. Singh, Cornish and Bansal and Ms. Lunak due to the importance of objectivity on the part of the Chief Risk Officer in focusing on credit quality and risk management, and the risk that such objectivity could appear to be compromised if the metrics used to determine AIP awards for the other NEOs were used in determining Mr. Richards' awards.
The Compensation Committee considers the Company's overall strategic objectives, opportunities and challenges presented by external factors, any feedback received from shareholders, best practices among peers and other factors the committee considers relevant when evaluating and establishing performance criteria. The Compensation Committee established the following performance criteria for Messrs. Singh, Cornish, and Bansal and Ms. Lunak for 2021, measured against the Peer Group:
•Relative year-over-year growth in basis points of net-interest margin
•Relative ratio of non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets at year-end
•Relative year-over-year percentage growth in diluted earnings per share
•Relative year-over-year percentage growth in average non-interest bearing deposits

BankUnited, Inc. 2022 Proxy Statement

The Company's performance with respect to each of the foregoing measures relative to the 2021 peer group was assigned a percentile ranking. All of the performance metrics were weighted equally for the purpose of calculating an average percentile ranking ("APR") used in determining the annual incentive payout. As depicted in the grid below, performance at the 25th percentile is required to earn a threshold payout of 50% of target, 50th percentile (median) performance is required to earn a target payout of 100% and 75th percentile performance is required to earn a maximum payout of 150% of target. No payment is made unless the threshold performance level is achieved. Performance between threshold and target and between target and maximum performance is interpolated on a linear basis.
The table below presents the performance grid for AIP awards:

APR	Payout (% of Target)	Rajinder P. Singh	Leslie N. Lunak	Thomas M. Cornish	Rishi Bansal
<25%	—%	–	–	–	–
25%	50%	$750,000	$218,750	$472,500	$225,000
50%	100%	$1,500,000	$437,500	$945,000	$450,000
75%	150%	$2,250,000	$656,250	$1,417,500	$675,000

Results for 2021 are summarized in the grid below:

	Growth in Net-Interest Margin	NPA Ratio	Earnings Per Share Growth (a)	Growth in Average Non-Interest Bearing Deposits	APR
BankUnited	0.03%	0.45%	110.79%	47.23%
Percentile Ranking	88.40%	13.70%	75.70%	79.70%	64.38%
(a)For purposes of determining growth in earnings per share of the Company or its peers, reported amounts may be adjusted to remove the impact of material unusual or non-recurring items. These adjustments of necessity require a certain degree of judgment. The amount of such adjustments is not determined by any of the NEOs whose compensation is impacted by the results and is reviewed by the Compensation Committee. For 2021, BankUnited's operating results were adjusted to remove certain notable items previously disclosed in its fourth quarter earnings results, including a gain on sale of certain loans of $18.2 million, loss on discontinuance of cash flow hedges of $44.8 million, a special employee bonus of $6.8 million and a tax settlement of $43.9 million, net of related professional fees of $4.2 million. All pre-tax amounts were tax effected. For additional information and discussion of the notable items during the fourth quarter 2021, refer to Notes 9 and 17 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2021.
    For the year ended December 31, 2021 at the calculated APR of 64.38%, interpolated on a linear basis, the payouts were $1,931,574 for Mr. Singh, $1,216,891 for Mr. Cornish, $563,376 for Ms. Lunak and $579,472 for Mr. Bansal.

Mr. Richards
    In 2021, Mr. Richards' was eligible to receive a cash incentive award determined in accordance with the Company's Policy on Incentive Compensation Arrangements, which provides that incentive amounts are to be based on the past, present and expected future contributions of an employee or group of employees to the overall success, safety and soundness of the organization. Factors considered by the Compensation Committee in evaluating those contributions include, among other things, overall individual performance, overall organizational performance, individual contribution to organizational performance, business segment or departmental performance, successful completion of projects or initiatives and level of individual responsibilities. The

BankUnited, Inc. 2022 Proxy Statement

Company's Policy on Incentive Compensation Arrangements is designed to balance risk and financial, operational and strategic results in a manner that does not encourage employees to expose the Company to imprudent risks.
In evaluating Mr. Richards' performance for 2021, the Compensation Committee considered Mr. Richards' contribution to organizational performance as aligned with his role as Chief Risk Officer. Criteria specifically considered by the Committee included Mr. Richards' support in developing and achieving the Company's annual strategic goals and initiatives; maintenance of solid regulatory relations and serving as the primary point of contact with banking regulators; establishing appropriate portfolio concentrations and reporting on portfolio performance; maintaining acceptable asset quality metrics; and providing input, oversight and effective challenge to the ACL process. Based on consideration of the foregoing factors and others deemed relevant by the Compensation Committee, on February 25, 2022, the Committee approved an annual cash incentive award for Mr. Richards in the amount of $375,000.
2021 LTIP Awards

Messrs. Singh, Cornish and Bansal and Ms. Lunak

Time-Based Awards (RSUs)
In 2021, Messrs. Singh, Cornish and Bansal and Ms. Lunak were eligible to receive an annual grant of RSUs. On March 31, 2021, the Compensation Committee awarded Mr. Singh 32,708 RSUs, with a grant date fair value of $1,437,517, Mr. Cornish 14,425 RSUs, with a grant date fair value of $633,979, Mr. Bansal 8,504 RSUs, with a grant date fair value of $373,751 and Ms. Lunak 8,177 RSUs, with a grant date fair value of $359,379. The first one-fourth vested on December 31, 2021, and one-fourth will vest on each of December 31, 2022, 2023 and 2024.

Performance-Based Awards (PSUs) - Performance Period January 1, 2021 - December 31, 2024
In 2021, Messrs. Singh, Cornish and Bansal and Ms. Lunak were eligible to receive an annual grant of PSUs.
•Performance will be measured based on the achievement relative to specified peer companies of three equally-weighted performance metrics determined by the Compensation Committee: (i) relative percentage four year compound annual growth rate of tangible book value per share; (ii) relative average annual net charge-off ratio and (iii) relative 4-year total shareholder return. Relative growth in tangible book value per share and relative 4-year total shareholder return are metrics that the Compensation Committee believes serve to align the compensation of our NEOs with the interests of our shareholders. The relative annual net charge-off ratio performance metric serves to discourage excessive risk taking.
◦Relative growth in tangible book value per share and relative net charge-off ratio are measured against the 2021 compensation peer group and relative total shareholder return is measured against the banks in the KBW Regional Bank Index at both the beginning and end of the performance period.
◦The PSU award was denominated in a target number of shares at the beginning of the performance period based on the target value of the PSU award and the fair market value of the Company's common stock at the grant date. The actual number of shares earned will be determined at the end of the four-year measurement period based on actual performance.

BankUnited, Inc. 2022 Proxy Statement

◦At the end of the performance period, the Company's performance with respect to each of the equally-weighted performance metrics will be assigned a percentile ranking. The number of PSUs earned at the end of the performance period will be determined based on the APR.
◦The performance grid for LTIP awards is structured such that a target payout requires performance at the 50th percentile (median). As presented in the grid below, performance at less than a threshold of the 25th percentile results in a payout of zero. Performance at the 50th percentile results in a payout at 100% of target. Performance at or above the 75th percentile results in the maximum payout of 150% of target. Performance between the threshold and target levels and between the target and maximum performance levels will be interpolated on a linear basis. Awards are capped at 150% of each NEO's target. The performance grid is presented below:

APR	Payout (% of Target)
<25%	—%
25%	50%
50%	100%
75%	150%

Threshold, Target and Maximum performance levels for PSUs Granted in 2021
	25th Percentile		50th Percentile		75th Percentile
	Threshold	Threshold Shares	Target	Target Shares	Maximum	Maximum Shares
Rajinder P. Singh	$718,750	16,354	$1,437,500	32,708	$2,156,250	49,062
Leslie N. Lunak	$179,688	4,089	$359,375	8,177	$539,063	12,266
Thomas M. Cornish	$316,969	7,213	$633,938	14,425	$950,907	21,637
Rishi Bansal	$186,875	4,252	$373,750	8,504	$560,625	12,756

Mr. Richards
For similar reasons as those discussed above with respect to the AIP, Mr. Richards did not participate in the LTIP that was designed for Messrs. Singh, Cornish and Bansal and Ms. Lunak, but was eligible to receive a restricted share award in accordance with the Company's Policy on Incentive Compensation Arrangements, the amount of which was determined by the Committee based on criteria considered relevant by the Committee, which included:
•Executing proper governance and oversight of Enterprise Risk Management and Credit Risk Management;
•Establishing a sound enterprise risk management and monitoring framework commensurate with the size and complexity of the organization;
•Ensuring maintenance of a robust credit risk rating system and processes; and
•Promoting a balanced risk-taking culture.
On February 25, 2022, the Compensation Committee evaluated the performance of Mr. Richards and effective March 1, 2022 approved a restricted share award of 12,000 shares to Mr. Richards, which are scheduled to vest in equal installments on March 1, 2023, 2024, 2025 and 2026, subject to his continued service.

BankUnited, Inc. 2022 Proxy Statement

Change in Performance Periods in March 2019
    As previously disclosed in our 2020 proxy statement, Messrs. Singh, Cornish and Bansal and Ms. Lunak were granted PSUs in March 2019 at which time the Compensation Committee extended the performance period which previously had been three years, to four years. The performance period for the PSUs granted in March 2019 commenced on January 1, 2019 and will end on December 31, 2022. As a result of this change, no PSU awards vested on December 31, 2021.

OTHER ELEMENTS OF COMPENSATION
Retirement Programs
    All of the Company's full-time employees (including the Company's NEOs) are eligible to participate in a 401(k) plan. In addition, certain of the Company's employees, including the NEOs, are eligible to participate in our Nonqualified Deferred Compensation Plan, the terms of which are described in additional detail below under "Nonqualified Deferred Compensation." The Company has no defined benefit pension plans.
Welfare Programs
    The Company offers a variety of health and other welfare benefit programs to all employees, including medical, dental, vision, life insurance and disability insurance. The Company's NEOs are generally eligible to participate in these employee benefit plans on the same basis as the rest of the Company's employees. In addition, pursuant to Mr. Singh's employment agreement, the Company pays all premiums on and otherwise maintains in good standing a second to die split-dollar life insurance arrangement providing for a death benefit of $15 million.
No Excise Tax Gross-Ups; Perquisites
    The Company does not provide excise tax gross-ups to its employees. Mr. Singh has non-exclusive access to a Company provided automobile and driver primarily for business purposes, with access for personal use depending on availability. This limited transportation perquisite is similar to that offered by companies with which the Company competes for talent and enables employees to better focus on their duties to the Company. In addition, when traveling on Company business, the CEO is occasionally permitted to bring family members on the Company aircraft, which does not result in incremental cost to the Company. The imputed value of this perquisite is included in "all other compensation" in the Summary Compensation Table below.
Limited Severance Arrangements
    In order to promote the retention of our executive leadership team, particularly in the event of a potentially disruptive corporate transaction, the Company provides customary but limited severance arrangements to its NEOs. In addition, the CEO is party to an employment agreement with the Company. The terms of these arrangements are described below under "Potential Payments Upon Termination or Change-in-Control."

OTHER CONSIDERATIONS
Equity Ownership Requirement
We believe that requiring members of our executive management to invest and maintain ownership in our Company better aligns their interests with the interests of our shareholders. The Company's Executive Ownership Policy provides that so long as the executive is employed and a NEO, the executive will not sell equity other than for purposes of tax withholding due upon the settlement of an equity award or to pay the exercise price due upon the exercise of an option if after giving effect to such sale, his or her respective retained equity (including vested and unvested shares and options) has a value that is less than the stipulated multiple of his or her salary.

BankUnited, Inc. 2022 Proxy Statement

The multiples of salary currently stipulated in the policy are:

Named Executive Officer	Minimum Equity Ownership
Chief Executive Officer	6 times base salary
All Other Named Executive Officers	3 times base salary
The NEOs have three years from the date they were appointed as a NEO to meet their target ownership level. The stock ownership requirement may be satisfied by:
•Vested and unvested common stock
•Vested and unvested restricted share units
•Vested and unvested stock options

Equity Ownership
Named Executive Officer	Ownership Requirement	Approximate Stock Value Required to be Held	Holds Required Amount(1)
Rajinder P. Singh	6 X Base Salary	$6,000,000	Yes
Leslie N. Lunak	3 X Base Salary	$1,500,000	Yes
Thomas M. Cornish	3 X Base Salary	$1,890,000	Yes
Rishi Bansal	3 X Base Salary	$1,350,000	Yes
Jay D. Richards	3 X Base Salary	$1,200,000	Yes

(1) Based on the $43.96 closing price of our stock price on March 31, 2022.
Recoupment Policy
The Company has a recoupment policy, which provides that, if we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any reporting requirement, our Board (or a committee thereof) may require reimbursement or forfeiture of incentive-based compensation received by any of our current or former NEOs during the three-year period preceding the date on which we are required to prepare the accounting restatement. The amount to be recouped is based on the excess of the amount of incentive-based compensation paid based on the erroneous financial information over the amount that would have been paid based on the financial information as restated. This policy is in addition to our ability to seek reimbursement or forfeiture of compensation pursuant to the terms of any plan, policy or agreement or applicable law.
Anti-Hedging and Anti-Pledging of Company Securities
    Pursuant to our Insider Trading Policy, our directors, executive officers, and other employees and their related parties, which includes spouses, minor children, and other family members who reside in the same household and any other entities in which such persons exercise or share control (“Covered Persons”) are prohibited from engaging in short sales of the Company's securities, pledging the Company’s securities as collateral for a loan or holding the Company’s securities in a margin account.
    Directors and executive officers of the Company are prohibited from engaging in hedging transactions with respect to Company securities such as (but not limited to) zero-cost collars, equity swaps, and forward sale contracts. Any other Covered Person is prohibited from engaging in any such hedging transactions while in possession of material non-public information regarding the Company.

BankUnited, Inc. 2022 Proxy Statement

Tax Implications
    Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to covered executive officers. Despite this limitation on the tax deductibility of executive compensation, the Compensation Committee considers it important to design and implement compensation programs that it believes are competitive and in the best interests of the Company and its shareholders.
Compensation Risk Assessment
At least annually, our Compensation Committee assesses the compensation policies and practices applicable to our employees, including our executive officers, and considers whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Additionally, our Enterprise Risk Management group periodically performs an independent risk assessment of all of the Company's incentive compensation arrangements, including those applicable to our NEOs. The most recent such risk assessment was completed in 2020.
We believe our compensation programs strike the appropriate balance between the short-term and long-term performance of the Company. We consider the potential risks in our business when designing and administering our compensation programs, and we believe our balanced approach to performance measurement and compensation decisions mitigates the risk that employees, including our executive officers, will be encouraged to undertake excessive or inappropriate risk. The Company's compensation program also is subject to internal controls and to audit by our internal audit function, and we rely on principles of sound governance and good business judgment in administering our compensation programs.
Based on its assessment in 2021, our Compensation Committee has determined, in its reasonable business judgment, that the Company's compensation policies and practices as generally applicable to its executive officers and employees do not create risks that are reasonably likely to have a material adverse effect on the Company.

BankUnited, Inc. 2022 Proxy Statement

COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Compensation Committee
Michael J. Dowling, Chair
Tere Blanca
A. Gail Prudenti

BankUnited, Inc. 2022 Proxy Statement

Summary Compensation Table for 2021
The following summary compensation table sets forth the total compensation paid or accrued for the years 2019, 2020 and 2021 to our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)(2)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Rajinder P. Singh	2021	1,000,000	—	2,875,033	1,931,574	—	107,180	(6)	5,913,787
Chairman, President and Chief Executive Officer	2020	1,000,000	1,000,000	2,500,019	—	—	176,562		4,676,581
	2019	1,000,000	—	2,500,028	1,500,000	731	319,470		5,320,229
Leslie N. Lunak	2021	500,000	—	718,758	563,376	—	13,050	(7)	1,795,184
Chief Financial Officer	2020	500,000	306,250	625,039	—	—	12,825		1,444,114
	2019	500,000	—	625,007	437,500	1,111	12,600		1,576,218
Thomas M. Cornish	2021	630,000	—	1,267,958	1,216,891	—	13,050	(7)	3,127,899
Chief Operating Officer	2020	630,000	708,750	1,102,513	—	—	12,825		2,454,088
	2019	630,000	—	1,102,541	945,000	342	12,600		2,690,483
Rishi Bansal	2021	450,000	—	747,502	579,472	—	13,050	(7)	1,790,024
Chief Investment Officer BankUnited, N.A.	2020	450,000	337,500	650,037	—	—	12,825		1,450,362
	2019	450,000	—	650,042	450,000	503	12,600		1,563,145
Jay D. Richards	2021	400,000	375,000	504,120	—	—	13,050	(7)	1,292,170
Chief Risk Officer BankUnited, N.A.	2020	391,667	245,000	370,800	—	—	12,825		1,020,292
	2019	350,000	350,000	366,500	—	—	17,600		1,084,100
1.For Mr. Richards, the amount reported for 2021 represents an incentive bonus earned for performance in 2021 and paid during the first quarter of 2022.
2.Amounts shown do not reflect the compensation actually realized in 2021 by the NEOs. Instead, amounts represent the aggregate grant date fair value of performance and restricted shares granted to the NEOs during 2021 calculated in accordance with FASB ASC Topic 718. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 12 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
3.On March 31, 2021, the Compensation Committee awarded Mr. Singh 32,708 RSUs and 32,708 PSUs, Mr. Cornish 14,425 RSUs and 14,425 PSUs, Ms. Lunak 8,177 RSUs and 8,177 PSUs and Mr. Bansal 8,504 RSUs and 8,504 PSUs. For PSUs, the amount included is based on the probable outcome of performance conditions, which is equal to the target amount. Assuming satisfaction of performance conditions at the maximum level, the PSUs granted to (w) Mr. Singh would have had a grant date fair value of $2,156,250 (as opposed to the target grant date fair value of $1,437,500 reported above); (x) Mr. Cornish would have had a grant date fair value of $950,907 (as opposed to the target grant date fair value of $633,938 reported above); (y) Ms. Lunak would have had a grant date fair value of $539,063 (as opposed to the target grant date of $359,375 reported above); and (z) Mr. Bansal would have had a grant date fair value of $560,625 (as opposed to the target grant date of $373,750 reported above).
4.Other than RSUs and PSUs, we typically grant stock awards in the first quarter of each year as part of total year-end compensation awarded for prior year performance. As a result, the amounts for those stock awards generally appear in the Summary Compensation Table for the year after the performance year upon which they were based. On March 1, 2021, Mr. Richards was awarded 12,000 restricted shares for his performance in the 2020 fiscal year and overall contributions to the Company.
5.For each Messrs. Singh, Cornish, Bansal and Ms. Lunak the amounts reported reflect a performance-based cash incentive award earned for performance in 2021 and paid in the first quarter of 2022.
6.Includes contributions of $13,050 and $31,950 made by us on Mr. Singh's behalf to our 401(k) plan and Nonqualified Deferred Compensation Plan, respectively, $8,998 for personal use of a company owned automobile, $23,603 for personal use of a company paid driver, $10,366 for personal use of the Company's aircraft and $19,213 representing annual service cost recorded by the Company related to Mr. Singh's split-dollar life insurance arrangement.

BankUnited, Inc. 2022 Proxy Statement

7.Represents a contribution of $13,050 made by us on behalf of each of Messrs. Cornish, Bansal, Richards and Ms. Lunak to our 401(k) plan.
Grants of Plan-Based Awards
The following table sets forth certain information with respect to the plan-based awards granted to each of our NEOs during 2021.
2021 Grants of Plan-Based Awards

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		Grant Date Fair Value of Stock Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rajinder P. Singh	3/31/2021	3/31/2021	750,000	1,500,000	2,250,000	—	—	—	—		—
	3/31/2021	3/31/2021	—	—	—	16,354	32,708	49,062	—		1,437,517
	3/31/2021	3/31/2021	—	—	—	—	—	—	32,708		1,437,517
Leslie N. Lunak	3/31/2021	3/31/2021	218,750	437,500	656,250	—	—	—	—		—
	3/31/2021	3/31/2021	—	—	—	4,089	8,177	12,266	—		359,379
	3/31/2021	3/31/2021	—	—	—	—	—	—	8,177		359,379
Thomas M. Cornish	3/31/2021	3/31/2021	472,500	945,000	1,417,500	—	—	—	—		—
	3/31/2021	3/31/2021	—	—	—	7,213	14,425	21,637	—		633,979
	3/31/2021	3/31/2021	—	—	—	—	—	—	14,425		633,979
Rishi Bansal	3/31/2021	3/31/2021	225,000	450,000	675,000	—	—	—	—		—
	3/31/2021	3/31/2021	—	—	—	4,252	8,504	12,756	—		373,751
	3/31/2021	3/31/2021	—	—	—	—	—	—	8,504		373,751
Jay D. Richards	3/1/2021	2/24/2021	—	—	—	—	—	—	12,000	(4)	504,120
1.Amounts represent threshold, target and maximum non-equity incentive plan awards under the AIP for 2021. Additional information on performance metrics and payout calculations are included in "Compensation Discussion and Analysis - 2021 Annual Incentive Awards". The AIP awards were paid out in the first quarter of 2022. Amounts are reported in the "Summary Compensation Table - Non-Equity Incentive Plan Compensation"
2.Represents PSUs granted under the BankUnited, Inc. 2014 Omnibus Equity Incentive Plan (the "2014 Plan"). These PSUs are based on a four-year performance period from January 1, 2021 through December 31, 2024. Each PSU represents the right to receive, at settlement, and at the discretion of the plan administrator, one share of common stock or cash in an amount equal to the fair market value of one share of common stock. At the time of settlement, the NEO will be eligible to receive a dividend award in an amount equal to the dividends that would have been paid during the performance period but only to the extent the underlying award vests. At the discretion of the plan administrator, the dividend award can be settled in cash equal to the dividend award, or shares having a fair market value equal to such dividend award. Amounts are reported in the "Summary Compensation Table - Stock Awards" based on the probable outcome of performance conditions, which is equal to the target amount.
3.Represents RSUs granted under the 2014 Plan. In the case of Messrs. Singh, Cornish and Bansal and Ms. Lunak, one-fourth of the RSUs vested on December 31, 2021 and the unvested portion of the awards will vest in equal installments on December 31, 2022, December 31, 2023 and December 31, 2024. Each RSU represents the right to receive, at settlement, and at the discretion of the plan administrator, one share of common stock or cash in an amount equal to the fair market value of one share of common stock. At the time of settlement, the NEO will be eligible to receive a dividend award in an amount equal to the dividends that would have been paid prior to settlement. At the discretion of the plan administrator, the dividend award can be settled in cash equal to the dividend award, or shares having a fair market value equal to such dividend award.
4.Represents restricted share awards granted under the 2014 Plan. On March 1, 2021, Mr. Richards was awarded 12,000 restricted shares for his performance in the 2020 fiscal year and overall contributions to the Company. The restricted shares are scheduled to vest in equal annual installments on March 1, 2022, 2023, 2024 and 2025, subject to continued employment through the applicable vesting dates, and participate in dividends declared on common shares.

BankUnited, Inc. 2022 Proxy Statement

5.Represents the fair value of restricted stock awards based on the closing price of the Company's common stock at the date of grant pursuant to FASB ASC Topic 718. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 12 in the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2021. For performance-based awards, the amount included is based on the probable outcome of performance conditions, which is equal to the target amount.
Outstanding Equity Awards at Fiscal Year-End
The following table shows grants of equity awards outstanding on December 31, 2021 for each of our NEOs:
Outstanding Equity Awards at 2021 Fiscal Year-End

	Stock Awards
Name	Number of Units/Shares of Stock That Have Not Vested		Market Value of Units/Shares of Stock That Have Not Vested (6)	Equity Incentive Plan Awards: Number of Unearned Units/Shares or Other Rights That Have Not Vested (7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units/Shares or Other Rights That Have Not Vested (6)
Rajinder P. Singh	61,245	(1)	2,591,276	187,291	7,924,282
Leslie N. Lunak	15,311	(2)	647,808	46,824	1,981,123
Thomas M. Cornish	27,008	(3)	1,142,708	82,597	3,494,679
Rishi Bansal	15,924	(4)	673,744	48,696	2,060,328
Jay D. Richards	26,000	(5)	1,100,060	—	—
1. 31,215 RSUs scheduled to vest on December 31, 2022, 21,853 RSUs scheduled to vest on December 31, 2023 and 8,177 RSUs scheduled to vest on December 31, 2024.
2. 7,804 RSUs scheduled to vest on December 31, 2022, 5,463 RSUs scheduled to vest on December 31, 2023 and 2,044 RSUs scheduled to vest on December 31, 2024.
3. 13,765 RSUs scheduled to vest on December 31, 2022, 9,637 on December 31, 2023 and 3,606 RSUs scheduled to vest on December 31, 2024.
4. 8,116 RSUs scheduled to vest on December 31, 2022, 5,682 RSUs scheduled to vest on December 31, 2023 and 2,126 RSUs scheduled to vest on December 31, 2024.
5. 5,500 restricted shares vested on March 1, 2022 and 3,000 restricted shares vested on March 2, 2022. For 11,500 restricted shares, 5,500 are scheduled to vest on March 1, 2023, 3,000 on March 1, 2024 and 3,000 on March 1, 2025. For 6,000 restricted shares, 3,000 are scheduled to vest on March 2, 2023 and 3,000 on March 2, 2024.
6.Based on the $42.31 closing price of our common stock on December 31, 2021.
7.Represents Messrs. Singh, Cornish and Bansal and Ms. Lunak's 2019, 2020 and 2021 PSUs, assuming satisfaction of performance goals at the maximum award level (performance has not yet been achieved). Vesting is based on the Company’s achievement relative to specified peer companies of three equally-weighted performance metrics determined by the Compensation Committee. For the description of the 2021 PSUs see "Performance-Based Awards - Performance Period January 1, 2021 - December 31, 2024." The vesting dates for the PSUs granted in 2019, 2020 and 2021 are December 31, 2022, 2023 and 2024, respectively.

BankUnited, Inc. 2022 Proxy Statement

Vesting of Restricted Stock, RSUs and PSUs
The following table contains information regarding the vesting of restricted stock, PSUs and RSUs by our NEOs during fiscal year 2021:
2021 Stock Awards Vested

	Stock Awards
Name	Number of Units/Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (1)
Rajinder P. Singh	71,194	(2)	3,016,490
Leslie N. Lunak	7,804	(2)	330,655
Thomas M. Cornish	13,767	(2)	583,308
Rishi Bansal	8,116	(2)	343,875
	6,667	(3)	280,081
Jay D. Richards	7,983	(3)	335,426
1.The value is equal to the closing market price of a share of our common stock on the vesting date, multiplied by the number of shares vesting on such date.
2.Represents RSUs that vested pursuant to the terms of RSU award agreements in December 2021.
3.Represents restricted shares vested pursuant to the terms of restricted share award agreements.
Nonqualified Deferred Compensation
Nonqualified Deferred Compensation Table for 2021

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
	($)(2)	($)(3)	($)	($)	($)(4)
Rajinder P. Singh	42,600	31,950	254,633	—	4,493,744
Leslie N. Lunak	241,875	—	191,915	—	3,287,305
Thomas M. Cornish	—	—	19,567	(106,886)	295,977
Rishi Bansal	196,875	—	141,246	—	1,955,776
Jay D. Richards(1)	—	—	—	—	—
1.Mr. Richards does not participate in the Company's Nonqualified Deferred Compensation Plan.
2.The full amount of the contribution for Messrs. Singh, Cornish and Bansal and Ms. Lunak to the Nonqualified Deferred Compensation Plan is reflected as compensation earned as part of each executive's "Salary", and/or "Bonus" or "Non-Equity Incentive Plan Compensation" in 2021 in the "Summary Compensation Table for 2021."
3.Amounts reflect our contributions, if any, to the Nonqualified Deferred Compensation Plan for the applicable NEO. These amounts are also reported in the "All Other Compensation" column of the "Summary Compensation Table for 2021."
4.These amounts include amounts previously reported in the Summary Compensation Table as "Salary," "Bonus," "Non-Equity Incentive Plan Compensation" or "All Other Compensation" for years prior to 2021, in the following aggregate amounts: $1,637,498 for Mr. Singh, $650,000 for Ms. Lunak, $94,500 for Mr. Cornish and $382,500 for Mr. Bansal.
Our Nonqualified Deferred Compensation Plan allows each NEO to defer up to 100% of salary and cash bonus or incentives. Mr. Singh is eligible to receive company matching contributions under the plan. For the 2021 plan year, we contributed an amount equal to 100% of the first 1% plus 70% of the next 5% of eligible compensation that Mr. Singh elected to defer under the plan. Amounts deferred by a NEO are vested at all times and amounts that we contribute on the executive's behalf will become vested upon the earlier to occur of a change in control (as defined in the plan), the executive's death, disability, attainment of age 65 or completion of two years of service. The Company credits each participant's account with income based on either an annual interest

BankUnited, Inc. 2022 Proxy Statement

rate determined by the Company's Compensation Committee or returns of selected investment portfolios, as elected by the participant. The annual interest rate has ranged from 6.08% in 2009 to 5.00% in 2021. Amounts deferred under our Nonqualified Deferred Compensation Plan are distributed upon a date or dates specified by the executive, which may be no earlier than January 1 of the third plan year following the plan year in which the compensation would have otherwise been paid to the executive, or upon the earliest to occur of the executive's separation from service, disability or a change in control.
Potential Payments Upon Termination or Change-in-Control
The employment arrangements with our NEOs provide for certain severance payments and benefits, to the extent applicable, in the event of a termination of employment as described below:
Employment Agreement with Mr. Singh
Mr. Singh is the only executive subject to an employment agreement. Mr. Singh has been a party to various employment agreements with us since July 2009. Mr. Singh's current employment agreement provides for a term of three years commencing on January 1, 2020 (the "Employment Term") and reflects his current base salary of $1,000,000.
The Employment Term may be extended by mutual agreement of the parties. In the event of the public announcement of a transaction or other event that would constitute a change in control (such announcement, a “Public Announcement”) during the Employment Term, the Employment Term would be automatically extended as necessary such that it expires on the later of the last day of the then-current Employment Term and the second anniversary of the change in control.
The employment agreement with Mr. Singh provides that, in the event of termination of his employment by the Company without Cause or by him for Good Reason (as defined in the employment agreement) during the Employment Term, Mr. Singh would be entitled to receive, subject to an execution of a release of claims against the Company, (i) payment of an amount equal to two times the sum of his base salary and target annual incentive opportunity (or three times such sum if termination occurs on or following a change in control); (ii) payment of his prorated annual incentive award based on actual performance for the year of termination (or a prorated annual incentive award based on target performance if termination occurs on or following a change in control); (iii) full vesting of his RSU awards (and any other time-based equity awards); (iv) vesting of his PSU awards based on actual achievement for the performance criteria (or, if the termination occurs following a Public Announcement, the PSU awards will convert into a time-based RSU award (with the number of units determined based on the award agreement) that vests on the later of the change in control and the date of termination); (v) continued coverage under the Company’s group health plans at the Company’s expense for up to 24 months following termination; and (vi) continuation of Mr. Singh's split-dollar life insurance arrangement.
In addition, the employment agreement provides that, in the event of Mr. Singh's termination of employment during the Employment Term, due to his death or Disability (as defined in the employment agreement), Mr. Singh would be entitled to receive the benefits described in (iii)-(vi) above. In the event Mr. Singh's employment with the Company terminates for any reason following expiration of the Employment Term he would be entitled to receive the benefits described in (iii), (iv) and (vi) above.
Upon a change in control, the PSU awards granted to Mr. Singh under his employment agreement would automatically convert to time-based RSUs (“Converted RSUs”) that vest at the completion of the performance period, subject to his continued employment with the Company through the vesting date. In the event of Mr. Singh’s termination of employment due to death or Disability, without Cause by the Company, for Good Reason by Mr. Singh or for any reason following the expiration of such employment agreement, prior to a Public Announcement, any unvested portions of the PSU awards would vest based on actual achievement of the

BankUnited, Inc. 2022 Proxy Statement

performance criteria. If any such termination occurs on or following a Public Announcement and contingent on the consummation of the change in control, the Converted RSUs would fully vest on the later to occur of (i) the date of such change in control and (ii) the termination date.
Mr. Singh's employment agreement does not require the Company to reimburse him for the amount of any golden parachute excise tax imposed under Section 4999 of the Internal Revenue Code. Instead, if the payments to be received by Mr. Singh under the employment agreement would result in the imposition of the golden parachute excise tax, the amount payable would be paid in full or reduced to such lesser amounts that would result in no portion of the payments being subject to the golden parachute excise tax, whichever would result in Mr. Singh's receipt of the greatest amount under his employment agreement on an after-tax basis.
Mr. Singh is subject to confidentiality and non-disparagement obligations under his employment agreement as well as non-competition and non-solicitation covenants for a period of 18 months following a termination of employment during the Employment Term by the Company for Cause or following Mr. Singh's voluntary resignation without Good Reason.
The employment agreement is subject to regulatory laws to the extent applicable.
Change in Control Agreement with Ms. Lunak and Mr. Bansal
Ms. Lunak and Mr. Bansal have change in control agreements pursuant to which, if the executive's employment is terminated by the Company without Cause (as defined in the change in control agreement), or by the executive due to a reduction in base salary, each within six months following a change in control of the Company, the executive would be entitled to a payment in the amount equal to one year of his or her base salary, payable on the date that is six months following the change in control. The agreement further provides for payment, on the date that is six months following completion of the change in control, of a lump sum retention bonus equal to one year of base salary (as in effect immediately prior to the change in control), subject to his or her continued employment with BankUnited and any successor to BankUnited through such date.
    Change in Control Agreement with Mr. Richards
    Mr. Richards' commenced employment with BankUnited, N.A. on January 29, 2018 and has a change in control agreement pursuant to which, he will receive on the date that is six months following consummation of the change in control, subject to his continued employment with BankUnited and any successor to BankUnited, a lump sum payment, in an amount equal to: (i) three times his annual base salary, if the change in control occurs prior to the first anniversary of his continued employment with BankUnited or (ii) two times his annual base salary, if the change in control occurs on or after the first anniversary and prior to the second anniversary of his continued employment with BankUnited or (iii) one time his annual base salary if the change in control occurs on or after the second anniversary and prior to the third anniversary of his continued employment with BankUnited. Mr. Richards' change in control agreement expired on January 29, 2021.
Equity Awards
In the event of a change in control, all outstanding restricted stock awards and RSUs granted prior to March 1, 2019 (other than the equity awards described under "Employment Agreement with Mr. Singh") held by the NEOs that are then unvested would be subject to accelerated vesting, and any performance-based units to be prospectively awarded with respect to a pending performance period would be granted and vested at target levels. Awards granted after March 1, 2019 (other than the equity awards described under "Employment Agreement with Mr. Singh") that are assumed in connection with, or otherwise continued following, a change in control are not subject to vesting upon a change in control, but are subject to accelerated vesting in the event of a termination of employment without cause or for good reason within 24 months following the change in control.

BankUnited, Inc. 2022 Proxy Statement

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the NEOs, which were estimated assuming that the triggering event took place on the last business day of the fiscal year (December 31, 2021) and calculated using the closing price per share of our common stock on such date ($42.31), and also assumes a cash-out of equity awards in connection with a change in control. The amounts set forth below do not reflect any potential reduction to avoid application of Sections 280G and 4999 of the Internal Revenue Code.

	Cash Severance	Continued Benefits	Value of Acceleration of Equity	Total
	($)	($)	($)	($)
Rajinder P. Singh (1)
Death / Disability	—	108,874	7,874,145	7,983,019
For Cause / Without Good Reason	—	—	—	—
Without Cause / For Good Reason	6,500,000	108,874	7,874,145	14,483,019
Change in Control	9,000,000	108,874	7,874,145	16,983,019

Leslie N. Lunak
Without Cause / For Good Reason	500,000	—	1,968,557	2,468,557
Change in Control	500,000	—	—	500,000

Thomas M. Cornish
Without Cause / For Good Reason	—	—	3,472,509	3,472,509
Change in Control	—	—	—	—

Rishi Bansal
Without Cause / For Good Reason	450,000	—	2,047,339	2,497,339
Change in Control	450,000	—	—	450,000

Jay D. Richards
Without Cause / For Good Reason	—	—	1,100,060	1,100,060
Change in Control	—	—	—	—
(1) Continued benefits include continuation of Mr. Singh's split-dollar life insurance arrangement.

BankUnited, Inc. 2022 Proxy Statement

CEO PAY RATIO
    As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that companies may use to determine their CEO pay ratio, the ratio reported below may not be comparable to the ratios reported by other companies.
        For 2021, our last completed fiscal year:
•We determined that, as of December 31, 2021 our employee population consisted of approximately 1,465 full- and part-time employees, including two temporary employees, all of whom were located in the United States. We have no seasonal employees.
•To identify the “median employee” from our employee population, we compared the amount of gross pay of our employees (excluding our CEO) as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2021. In making this determination, we annualized the compensation of approximately 242 full-time employees and part-time employees who were hired in 2021 but did not work for us for the entire fiscal year.
•Once we identified our median employee, we combined all of the elements of such employee's compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
•With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2021 Summary Compensation Table included in the 2022 Proxy Statement.
    For 2021, our last completed fiscal year:
•the median of the annual total compensation of all employees of our company (other than our CEO) was $103,655 and
•the annual total compensation of our CEO, as reported in the "Total" column of the Summary Compensation Table included elsewhere in this Proxy Statement was $5,913,787.

Based on this information, for 2021 the ratio of the annual total compensation of Mr. Singh, our Chairman, President and Chief Executive Officer, to the median of the annual total compensation of all employees was 57.1 to 1.

BankUnited, Inc. 2022 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2021, relating to the Company's equity compensation plans pursuant to which equity incentive awards to acquire shares of our common stock may be granted from time to time.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by securityholders	1,652,364	(1)	N/A	2,363,585
Equity compensation plans not approved by securityholders	12,216	(2)	N/A	—
Total	1,664,580			2,363,585
(1)    Includes 1,167,468 shares subject to restricted share awards and 484,896 RSUs and PSUs granted under the BankUnited, Inc. Amended and Restated 2014 Omnibus Equity Incentive Plan (the "2014 Plan"). At the time of grant and throughout the vesting period, PSUs are recorded at the maximum payout and adjusted at settlement based on the measurement of performance achievement.
(2)     Shares subject to restricted share awards granted under the BankUnited, Inc. 2010 Omnibus Equity Incentive Plan (the "2010 Plan"), which expired on January 27, 2021. No further awards are available for issuance under this plan.
In connection with the IPO, the Company adopted the 2010 Plan. The 2010 Plan was administered by the Board or a committee thereof and provided for the grant of non-qualified stock options, share appreciation rights, restricted shares, deferred shares, performance shares, unrestricted shares and other share-based awards to selected employees, directors or independent contractors of the Company and its affiliates.
Shares of common stock delivered under the 2010 and 2014 Plans may consist of authorized but unissued shares or previously issued shares reacquired by the Company. The term of a share option or stock appreciation right issued under the 2010 and 2014 Plans may not exceed ten years from the date of grant and the exercise price may not be less than the fair market value of the Company's common stock at the date of grant. Awards issued prior to March 1, 2019 are subject to full vesting upon a "change in control" (as defined in the 2010 and 2014 Plans). Awards granted after March 1, 2019 that are assumed in connection with, or otherwise continued following, a change in control are not subject to vesting upon a change in control, but may be eligible for vesting upon a qualifying termination of employment thereafter.
We believe that equity based compensation is a meaningful tool to promote employee satisfaction and retention, and that it serves to align the interests of key employees with those of our investors. In March 2022, the Compensation Committee granted awards of 465,550 restricted shares to employees in recognition of their contributions to the Company's performance in fiscal year 2021. In addition, 294,331 RSUs were granted to employees covered by our functional sales incentive plans based on their performance in 2021. The total number of share awards granted to employees in 2022 for 2021 performance increased over the number granted in 2021, primarily due to an increase in the number of share awards granted to employees who participate in our sales incentive plans. Historically, equity based awards have not constituted a significant component of compensation for most employees covered by our sales incentive plans. The change to more heavily weight the equity compensation portion of sales incentive awards as compared to the cash portion under our functional sales incentive plans was in response to the challenges the Company is facing in attracting and retaining key employees in the current labor market. Further, we strongly believe that more emphasis on equity compensation, which vests

BankUnited, Inc. 2022 Proxy Statement

over time and allows these employees to participate directly in the Company's success, better aligns the interests of these key employees with the long term interests of our shareholders.

BankUnited, Inc. 2022 Proxy Statement

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")
    As required by Section 14A of the Securities Exchange Act, the Board of Directors is providing our shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is referred to as a "Say-on-Pay" vote, which we hold annually.
    As described in more detail under the heading "Compensation Discussion and Analysis," we believe that our executive compensation programs appropriately motivate and retain our executives while effectively aligning the interests of our named executive officers with those of our shareholders. We target total compensation for our NEOs at market and peer group competitive levels, while delivering pay which is linked to company performance over time.
    The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers generally, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Because the vote is advisory, it will not be binding upon our Board of Directors or Compensation Committee and we will not be required to take any action as a result of the outcome of the vote. However, our Board of Directors and Compensation Committee value the opinions of our shareholders and, will take the results of the vote into consideration when making compensation decisions.
    For the reasons set forth above, and the others described elsewhere in this Proxy Statement, the Board of Directors recommends approval of the following non-binding resolution:
"RESOLVED, that the shareholders hereby APPROVE, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the Company's Proxy Statement for the 2022 Annual Meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, the compensation tables and any related material disclosed in this Proxy Statement."
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND RELATED MATERIAL DISCLOSED IN THIS PROXY STATEMENT.

BankUnited, Inc. 2022 Proxy Statement

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of the Company's equity securities as of the March 21, 2022 record date: (1) each person or entity, based on information contained in Schedules 13G filed with the SEC, who owns of record or beneficially more than 5% of any class of the Company's voting securities; (2) each of the Company's executive officers and directors; and (3) all of the Company's directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each shareholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o BankUnited, Inc., 14817 Oak Lane, Miami Lakes, Florida 33016.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 21, 2022. We did not, however, deem these shares outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	%
Executive Officers, Directors and Director Nominees:
Rajinder P. Singh(1)	322,572	*
Thomas M. Cornish(2)	127,008	*
Leslie N. Lunak(3)	92,154	*
Rishi Bansal(4)	30,418	*
Jay D. Richards(5)	38,388	*
Kevin A. Malcolm(6)	7,703	*
Tere Blanca (7)	14,563	*
John N. DiGiacomo(8)	6,763	*
Michael J. Dowling(9)	14,563	*
Douglas J. Pauls(10)	67,325	*
A. Gail Prudenti(11)	12,793	*
William S. Rubenstein(12)	9,927	*
Sanjiv Sobti(13)	10,563	*
Lynne Wines (14)	12,563	*
All executive officers and directors as a group (14 persons)	767,303	*
Greater than 5% Shareholders (Other than Executive Officers and Directors):
The Vanguard Group(15)	9,962,375	11.8
T. Rowe Price Associates, Inc.(16)	8,505,864	10.0
BlackRock, Inc.(17)	13,236,971	15.6
State Street (18)	5,432,012	6.4
(1)    Includes 61,245 RSUs.
(2)    Includes 27,008 RSUs and 400 shares held by the P.A. Castellanos-Cornish Revocable Trust, for which Mr. Cornish serves as a co-trustee. Mr. Cornish disclaims beneficial ownership of these securities except to the extent of his pecuniary interests therein. The address of the P.A. Castellanos-Cornish Revocable Trust is 9555 SW 69th Court, Pinecrest, FL 33156.
(3)     Includes 15,311 RSUs .
(4)    Includes 15,924 RSUs.

BankUnited, Inc. 2022 Proxy Statement

(5)     Includes 29,500 restricted shares.
(6)     Includes 7,000 restricted shares.
(7)    Includes 1,514 restricted shares.
(8)     Includes 1,514 restricted shares.
(9)    Includes 1,514 restricted shares.
(10)     Includes 2,271 restricted shares and 31,000 shares held by the Pauls Family Foundation, for which Mr. Pauls serves as co-trustee. Mr. Pauls disclaims beneficial ownership of these securities except to the extent of his pecuniary interests therein. The address of the Pauls Family Foundation is 4055 Gnarled Oaks Lane, Johns Island, SC 29455.
(11)    Includes 1,514 restricted shares and 330 shares held by Judge Prudenti's spouse.
(12)    Includes 1,514 restricted shares.
(13) Includes 1,514 restricted shares.
(14) Includes 1,514 restricted shares.
(15)    Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, The Vanguard Group is deemed to have beneficial ownership of 9,962,375 shares of common stock, including sole voting power over 0 shares, shared voting power over 76,783 shares, sole dispositive power over 9,801,839 shares and shared dispositive power over 160,536 shares. Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, the address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.
(16)    Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, T. Rowe Price Associates, Inc. and its affiliates are deemed to have beneficial ownership of 8,505,864 shares of common stock, including sole voting power over 2,554,224 shares and sole dispositive power over 8,505,864 shares. Based on the Schedule 13G dated as of December 31, 2021, the address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.
(17)    Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, BlackRock, Inc. and its affiliates are deemed to have beneficial ownership of 13,236,971 shares of common stock, including sole voting power over 13,055,695 shares and sole dispositive power over 13,236,971 shares. Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, the address of BlackRock, Inc. is 55 E. 52nd Street, New York, NY 10055.
(18)     Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, State Street Corporation and its affiliates are deemed to have beneficial ownership of 5,432,012 shares of common stock, including shared voting power of 5,232,113 shares and shared dispositive power of 5,432,012 shares. Based on the Schedule 13G dated as of December 31, 2021 filed with the SEC, the address of State Street Corporation. is 1 Lincoln Street, Boston, MA 02111.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of the Company's common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all reports that were required to be filed under Section 16(a) during 2021 were timely filed.

BankUnited, Inc. 2022 Proxy Statement

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
In order to submit shareholder proposals for the 2023 annual meeting of shareholders for inclusion in the Company's Proxy Statement pursuant to Rule 14a-8 promulgated under Section14(a) of the Exchange Act materials must have been received by the Corporate Secretary at the Company's principal office in Miami Lakes, Florida, no later than December 9, 2022.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, BankUnited, Inc., 14817 Oak Lane, Miami Lakes, FL 33016. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company's Amended and Restated By-Laws also establish an advance notice procedure with regard to director nominations and shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that a shareholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 annual meeting of shareholders, a notice of the nomination or the matter the shareholder wishes to present at the meeting must be delivered to the Corporate Secretary at the Company's principal office in Miami Lakes, Florida (see above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company's Amended and Restated By-Laws (and not pursuant to Exchange Act Rule 14a-8) must be received no earlier than January 18, 2023, and no later than February 17, 2023. All director nominations and shareholder proposals must comply with the requirements of the Company's By-Laws, a copy of which may be obtained at no cost from the Corporate Secretary of the Company. To comply with the universal proxy rules once effective, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2023.
Other than the proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any one or more of the Company's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

BankUnited, Inc. 2022 Proxy Statement

14817 Oak Lane
Miami Lakes, FL 33016
PROXY STATEMENT
    The Board of Directors (the "Board of Directors" or "Board") of BankUnited, Inc. (the "Company," "we," "us" or "our") is soliciting your proxy to vote at the 2022 Annual Meeting of Shareholders to be held on Wednesday, May 18, 2022, at 10:00 a.m., Eastern Time, and at any adjournment or postponement of that meeting (the "Annual Meeting"). The Annual Meeting will be a virtual meeting and shareholders are invited to attend by logging into: www.virtualshareholdermeeting.com/BKU2022. This Proxy Statement and the accompanying proxy card, the Notice of Annual Meeting of Shareholders and the 2021 Annual Report to Shareholders (the "Annual Report") were first mailed on or about April 8 2022, to shareholders of record as of March 21, 2022 (the "Record Date").
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING
Q:    Why am I receiving these materials?
A:    We are providing these proxy materials to you in connection with the solicitation, by the Board of Directors of BankUnited, Inc., of proxies to be voted at the Company's Virtual Annual Meeting. You are receiving this Proxy Statement because you were a BankUnited, Inc. shareholder as of the close of business on the Record Date. This Proxy Statement provides notice of the Virtual Annual Meeting, describes the three proposals presented for shareholder action and includes information required to be disclosed to shareholders.
Q:    How do I get electronic access to the proxy materials?
A:    This Proxy Statement and the Company's Annual Report to Shareholders are available on our website at https://ir.bankunited.com. If you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by registering your email address at www.proxyvote.com. If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials. An election to receive proxy materials electronically will remain in effect for all future annual meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and internet access charges, that must be borne by the shareholder.
Q:    What proposals will be voted on at the Annual Meeting?
A:    There are three proposals scheduled to be voted on at the virtual Annual Meeting:
•To elect nine directors identified in this Proxy Statement to the Board of Directors to serve until the next annual meeting of shareholders and until that person's successor is duly elected and qualified, or until that person's earlier death, resignation or removal.
•To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.
•To approve, on an advisory basis, the compensation of our named executive officers.

BankUnited, Inc. 2022 Proxy Statement

Q:    What is the Board of Directors' voting recommendation?
A:    The Company's Board of Directors recommends that you vote your shares:
•"FOR" each of the nominees to the Board of Directors.
•"FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.
•"FOR" the approval, on an advisory basis, of the compensation of our named executive officers.
Q:    Who is entitled to vote?
A:    All shares owned by you as of the close of business on March 21, 2022 (the "Record Date") may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are:
•held directly in your name as the shareholder of record; and
•held for you as the beneficial owner through a broker, bank or other nominee.
On the Record Date, BankUnited, Inc. had 84,674,997 shares of common stock issued and outstanding.
Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:    Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record. If your shares are registered directly in your name with the Company's transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of BankUnited, Inc. or to vote at the virtual Annual Meeting. The Company has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described below under the heading "How can I vote my shares without attending the virtual Annual Meeting?"
Beneficial Owner. If your shares are held in an account by a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the virtual Annual Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote your shares at the virtual Annual Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the virtual Annual Meeting. If you will not be attending the virtual Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading "How can I vote my shares without attending the virtual Annual Meeting?"

BankUnited, Inc. 2022 Proxy Statement

Q:    How can I participate in the virtual Annual Meeting?
A:    To participate in the virtual Annual Meeting visit www.virtualshareholdermeeting.com/BKU2022 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:30 a.m. Eastern Time ("ET") on May 18, 2022. The meeting will begin promptly at 10:00 a.m. ET on May 18, 2022.
    The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
    If you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/BKU2022, type your question into the ‘‘Ask a Question’’ field, and click ‘‘Submit.’’
    Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at https://ir.bankunited.com. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.
    If you encounter any difficulties accessing the virtual meeting during the check-in process, please contact the technical support number that will be posted on the Virtual Meeting login page.
Q:    How can I vote my shares at the virtual Annual Meeting?
A:    Shareholder of Record. Shares held directly in your name as the shareholder of record may be voted at the virtual Annual Meeting. You will need to have the 16-digit control number to vote your shares at the virtual annual meeting.
    Beneficial Owner. Shares held in street name may be voted at the virtual Annual Meeting. You will need the 16-digit control number provided on the instructions that accompanied your proxy materials to vote your shares at the virtual annual meeting..
Q:    How can I vote my shares without attending the virtual Annual Meeting?
A:    Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the virtual Annual Meeting by voting in one of the following manners:
•Internet. Go to the website listed on your proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;
•Telephone. Dial the number listed on your proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or
•Mail. Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

BankUnited, Inc. 2022 Proxy Statement

If you vote on the internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 17, 2022.
Q:    What is the quorum requirement for the Annual Meeting?
A:    A quorum is necessary to hold a valid Annual Meeting. A quorum exists if the holders of a majority of the Company's capital stock issued and outstanding and entitled to vote thereat are present at the virtual meeting or represented by proxy. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.
Q:    What happens if I do not give specific voting instructions?
A:    Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the virtual Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.
Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the "NYSE"), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome on non-routine matters other than reducing the number of shares present at the virtual annual meeting or by proxy and entitled to vote from which a majority is calculated for proposals that require the approval of a majority of the shares represented at the meeting and entitled to vote on the proposal.
Q:    Which proposals are considered "routine" or "non-routine"?
A:    The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022 (Proposal No. 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.
    The election of directors (Proposal No. 1) and the advisory vote to approve the compensation of our named executive officers (Proposal No. 3) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes with respect to each of Proposal No.1 and Proposal No. 3.

BankUnited, Inc. 2022 Proxy Statement

Q:    What is the voting requirement to approve each of the proposals?
A:     Proposal 1: Nine directors have been nominated for election at the virtual Annual Meeting. Each director will be elected by a majority of the votes cast, either in attendance or by properly authorized proxy, in the election of directors at the virtual Annual Meeting. Shareholders cannot cumulate votes in the election of directors. Abstentions and broker non-votes will have no effect on this proposal.
An incumbent director nominee who fails to receive the affirmative vote of a majority of the votes cast will be required to tender his or her resignation for the consideration of the Board. The Board’s Nominating and Corporate Governance Committee would then make a recommendation to the Board as to whether to accept or reject the resignation, or as to any other action to be taken. Upon such recommendation and any other factors it may deem appropriate and relevant, the Board will then make a determination regarding the director’s resignation within ninety days of the certification of the election results and publicly disclose its determination.
    Proposal 2: The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the proposal. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. A properly executed proxy marked "abstain" with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast "for" the ratification of the appointment of our independent registered public accounting firm, they will have the same effect as negative votes or votes against that matter.
    Proposal 3: The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the proposal. Similar to the vote to ratify the appointment of our independent registered public accounting firm, abstentions will also have the effect of a vote against approval of the compensation of our named executive officers. Broker non-votes will have no effect on this item.
Q:    What does it mean if I receive more than one proxy or voting instruction card?
A:    It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.
Q:    Who will count the vote?
A:    A representative of Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate the votes and act as the inspector of election.
Q:    Can I revoke my proxy or change my vote?
A:    Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual Meeting by:
•providing written notice to the corporate secretary of the Company;
•delivering a valid, later-dated proxy or a later-dated vote on the internet or by telephone; or
•attending the virtual Annual Meeting and voting online at www.virtualshareholdermeeting.com/BKU2022
    Please note that your attendance at the virtual Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted by you at

BankUnited, Inc. 2022 Proxy Statement

the virtual Annual Meeting only if you obtain a signed proxy from the stockholder of record giving you the right to vote the shares.
Q:    Who will bear the cost of soliciting votes for the Annual Meeting?
A:    The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of shares of BankUnited, Inc.'s common stock for their expenses in forwarding solicitation material to such beneficial owners. We have also retained Innisfree M&A Incorporated to assist in the solicitation of proxies at an anticipated approximate cost of $10,000 plus reasonable out-of-pocket expenses. Shareholders can contact Innisfree M&A Incorporated at 888-750-5834 to answer any questions they may have regarding voting.
Q:    I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:    The Company has adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces the Company's printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of this Proxy Statement and the Annual Report will be promptly delivered to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of this Proxy Statement or the Annual Report, or to receive a separate copy of our proxy materials in the future, shareholders may write or call the Company at the following address and telephone number:
BankUnited, Inc.
Attn: Investor Relations
14817 Oak Lane
Miami Lakes, FL 33016
(305) 231-6400
Shareholders who hold shares in street name (as described above) may contact their broker, bank or other nominee to request information about householding. Shareholders sharing an address can request delivery of a single copy of our proxy materials if they are currently receiving multiple copies by following the same procedures outlined above.
Q:    How can I obtain a copy of BankUnited, Inc.'s Annual Report on Form 10-K?
A:    Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, are available to shareholders free of charge on BankUnited, Inc.'s website at https://ir.bankunited.com or by writing to BankUnited, Inc., Attn: Investor Relations, 14817 Oak Lane, Miami Lakes, FL 33016. The Company's 2021 Annual Report on Form 10-K accompanies this Proxy Statement.

BankUnited, Inc. 2022 Proxy Statement

Q:    Where can I find the voting results of the Annual Meeting?
A:    BankUnited, Inc. will announce preliminary voting results at the virtual Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the virtual Annual Meeting.

BankUnited, Inc. 2022 Proxy Statement

BANKUNITED, INC.
ATTN: SUSAN WRIGHT GREENFIELD
14817 OAK LANE
MIAMI LAKES, FL 33016

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 17, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/BKU2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 17, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Rajinder P. Singh
02) Tere Blanca
03) John N. DiGiacomo
04) Michael J. Dowling
05) Douglas J. Pauls
06) A. Gail Prudenti
07) William S. Rubenstein
08) Sanjiv Sobti, Ph.D.
09) Lynne Wines

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: To consider such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000556646_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

BANKUNITED, INC.
Annual Meeting of Stockholders
May 18, 2022 10:00 A.M. Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rajinder P. Singh as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BankUnited, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/BKU2022 at 10:00 A.M. Eastern Time on May 18, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000556646_2 R1.0.0.24